                                                                 Exhibit (17)(d)

                                                                       PARKSTONE
                                                                           FUNDS

                       INVESTOR A and INVESTOR B SHARES


                               SEPTEMBER 17, 1999

                                   PROSPECTUS

                 The Securities and Exchange Commission has not
               approved or disapproved these securities or passed
                   upon the adequacy of this prospectus. Any
             representation to the contrary is a criminal offense.

                                                         TABLE OF CONTENTS
                                                         RISK/RETURN SUMMARY

                                               [LOGO]
                                                           4  International Discovery Fund
                                                           5  Small Capitalization Fund
                                                           6  Mid Capitalization Fund
                                                           8  Large Capitalization Fund
                                                          10  Fund Expenses -- Growth Funds
                                                          12  Equity Income Fund
                                                          14  Balanced Allocation Fund
                                                          16  Fund Expenses -- Growth and Income Funds
                                                          18  Bond Fund
                                                          20  Intermediate Government Obligations Fund
                                                          22  U.S. Government Income Fund
                                                          24  Limited Maturity Bond Fund
                                                          26  Fund Expenses -- Income Funds
                                                          28  Michigan Municipal Bond Fund
                                                          30  National Tax Exempt Bond Fund
                                                          32  Fund Expenses -- Tax-Free Income Funds
                                                          34  Tax-Free Fund
                                                          35  Prime Obligations Fund
                                                          36  U.S. Government Obligations Fund
                                                          37  Treasury Fund
                                                          38  Fund Expenses -- Money Market Funds

                                                         DESCRIPTION OF THE FUNDS

                                               [LOGO]
                                                          40  Description of the Funds
                                                              Investment Objectives, Strategies and Risks
                                                          51  Additional Risk Considerations

                                                         MANAGEMENT OF THE FUNDS

                                               [LOGO]
                                                          52  The Investment Adviser
                                                          53  Portfolio Management Team
                                                          53  The Distributor and Administrator
                                                          53  Year 2000

                                                         PURCHASE AND SALE OF SHARES

                                               [LOGO]
                                                          55  How NAV is Calculated
                                                          56  Purchasing and Adding to Your Shares
                                                          59  Selling Your Shares
                                                          62  Distribution Arrangements/Sales Charges
                                                          67  Exchanging Your Shares

                                                         DIVIDENDS, DISTRIBUTIONS AND TAXES

                                               [LOGO]
                                                          69  Dividends and Distributions
                                                          69  Federal Taxes
                                                          70  State and Local Taxes

                                                         FINANCIAL HIGHLIGHTS

                                               [LOGO]
                                                          71

 [LOGO]
          RISK/RETURN SUMMARY
-

   The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in a Fund, after this summary.

   In this summary, we will describe certain kinds of risks that apply to one or more of the Funds. The summary also describes specific risks that may apply to one Fund. These risks are:

   - MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

   - INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.

   - CREDIT RISK This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

   - FOREIGN RISK This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

   - MANAGEMENT RISK This is the risk that investments selected by a Fund's manager may not perform well and that the Fund will not perform as well as a result.

   Other important things for you to note:

   - You may lose money by investing in a Fund.

   - An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   For convenience of reference, the Funds are sometimes referred to as part of a general grouping as described below:

   - GROWTH FUNDS (International Discovery Fund, Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund) The Growth Funds offer investors seeking growth of capital a range of alternative approaches to investing according to risk tolerance.

   - GROWTH AND INCOME FUNDS (Equity Income Fund and Balanced Allocation Fund) The Growth and Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.

   - INCOME FUNDS (Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund and Limited Maturity Bond Fund) The Income Funds offer investors seeking current income with preservation of capital a range of alternative approaches to investing.

   - TAX-FREE INCOME FUNDS (Michigan Municipal Bond Fund and National Tax Exempt Bond Fund (formerly Municipal Bond Fund)) The Tax-Free Income Funds offer investors seeking income exempt from federal income tax as well as preservation of capital a range of alternative approaches to investing.

   - MONEY MARKET FUNDS (Tax-Free Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Treasury Fund) The Money Market Funds offer investors seeking current income as well as preservation of capital a range of alternative approaches to investing. An investment in one of the Money Market Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in one of the Money Market Funds.

   Each Fund's investment objective may be changed without shareholder approval, except as otherwise stated.

       [LOGO]
          RISK/RETURN SUMMARY                INTERNATIONAL DISCOVERY FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of at least three foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, foreign risk, and management risk. Because the Fund invests in foreign securities, the Fund's returns will be more volatile and differ, sometimes significantly, from U.S. stock returns generally.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Are seeking increased diversification and new investment opportunities.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept short-term price fluctuations and higher than average risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the
   International Discovery Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Morgan Stanley Capital
   International Europe,
   Australasia and Far East
   (EAFE) Index, which represents
   the performance of the major
   stock markets in those
   regions. Past performance does
   not indicate how the Fund will
   perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1993                                                                             33.26%
94                                                                               -6.87%
95                                                                                7.85%
96                                                                               16.31%
97                                                                                1.61%
98                                                                               12.35%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                During the period shown in the bar chart, the
                                Fund's:
                                Best Quarter was     18.17%    4th quarter  1998
                                Worst Quarter was   -15.63%    3rd quarter  1998

                               PERFORMANCE TABLE
                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)


                                                        FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                          INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                            12/29/92       6.17%    4.74%      N/A        9.02%
   Investor B Shares
     (with applicable Contingent Deferred Sales
     Charge)                                                2/4/94       6.51%      N/A      N/A        3.58%

   Morgan Stanley Capital International EAFE Index        12/29/92      20.33%    9.50%      N/A       13.10%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                   SMALL CAPITALIZATION FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company to be one that has the same market capitalization as the companies in the Russell 2000 Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in securities of small companies. Prices of these companies' securities tend to be more volatile than those of large companies' securities. In addition, small-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:
      - Wish to take advantage of the growth potential of small company stocks.
      - Can remain invested for a minimum of three to five years.
      - Are willing to accept higher than average volatility and risk.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY
   The chart and table on this
   page show how the Small
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell 2000 Growth Index,
   which is comprised of
   securities in the Russell 2000
   Stock Index with a greater
   than average growth
   orientation. Past performance
   does not indicate how the Fund
   will perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.
                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)



1989                                                                             32.39%

90                                                                               -1.37%

91                                                                               43.94%

92                                                                               19.15%

93                                                                               21.48%

94                                                                                4.97%

95                                                                               35.67%

96                                                                               27.59%

97                                                                               -6.29%

98                                                                               -5.51%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:

Best Quarter was     31.41%                       4th quarter  1992
Worst Quarter was   -26.96%                       3rd quarter  1998

                               PERFORMANCE TABLE
                        Average Annual Total Returns(1)
                   (for the periods ending December 31, 1998)

                                                                FUND OR CLASS    PAST      PAST       PAST       SINCE
                                                                  INCEPTION      YEAR     5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                    10/31/88      -10.69%    8.74%     15.26%     14.99%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)             2/4/94      -10.34%      N/A        N/A     10.13%

   Russell 2000 Growth Index                                      10/31/88        1.23%   10.22%     11.54%     11.43%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                     MID CAPITALIZATION FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization" company to be one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund may invest up to 25% of its total assets in foreign securities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. The Fund's risks also include capitalization risk, which is the risk of investing in the securities of mid-capitalization companies. Prices of mid-capitalization companies' securities tend to be more volatile than those of large companies' securities. In addition, mid-capitalization companies may have more risk because they often have less-seasoned management and more limited product lines, markets, or financial resources. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Can remain invested for a minimum of three to five years.

     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                            MID CAPITALIZATION FUND

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Mid
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Russell Mid-Cap Growth
   Index, an unmanaged index
   which focuses on the
   mid-capitalization sector of
   the U.S. stock market. Past
   performance does not indicate
   how the Fund will perform in
   the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                             35.53%
90                                                                               -3.31%
91                                                                               27.60%
92                                                                               15.22%
93                                                                               12.89%
94                                                                               -5.43%
95                                                                               29.58%
96                                                                               18.53%
97                                                                               11.60%
98                                                                               11.04%

                                  The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                  During the period shown in the bar chart,
                                  the Fund's:
                                   Best Quarter was    21.94%  4th quarter  1998
                                   Worst Quarter was  -19.28%  3rd quarter  1998

                               PERFORMANCE TABLE
                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)

                                                               FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                                 INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                   10/31/88       4.96%   11.21%     13.98%     13.73%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94       5.41%      N/A        N/A     12.00%

   Russell Mid-Cap Growth Index                                  10/31/88      17.86%   17.34%     17.30%     17.13%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                   LARGE CAPITALIZATION FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Growth Index. The Fund may also invest up to 25% of its total assets in foreign securities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk and management risk. To the extent the Fund invests in foreign securities, your investment may have foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want to take advantage of the long-term growth potential historically provided by stock investments.

     - Wish to invest in large companies whose names or products/services are well known.

     - Can remain invested for a minimum of three to five years.

     - Are willing to accept short-term price fluctuations and higher than average risk in return for potential above-average long-term growth.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                          LARGE CAPITALIZATION FUND

   PERFORMANCE SUMMARY


   The chart and table on this
   page show how the Large
   Capitalization Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over two
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for a
   one year period and since
   inception to those of the S&P
   Barra Growth Index, which is
   comprised of securities in the
   Standard & Poor's 500 Stock
   Index that have a higher than
   average price-to-book ratio.
   Past performance does not
   indicate how the Fund will
   perform in the future.


   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1997                                                                             28.76%
98                                                                               42.37%

                                  The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                  During the period shown in the bar chart,
                                  the Fund's:
                                   Best Quarter was   25.48%   4th quarter  1998
                                   Worst Quarter was  -9.17%   3rd quarter  1998

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)


                                                              FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                                INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                                    2/1/96      34.57%     N/A       N/A       28.23%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)           2/1/96      36.30%     N/A       N/A       28.99%

   S&P Barra Growth Index                                         2/1/96      42.16%     N/A       N/A       33.31%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

[LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES

   FEES AND EXPENSES -- GROWTH FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees (as of October 1, 1999) and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                                            INTERNATIONAL                 SMALL
                                                                           DISCOVERY FUND        CAPITALIZATION FUND(6)
                                                                       INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      percentage of offering price)                                      5.50%         None        5.50%         None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%         None        5.00%
      Redemption Fee(3)                                                   None         None         None         None
      Exchange Fee(4)                                                     None         None         None         None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    1.15%        1.15%        1.00%        1.00%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%        0.25%        1.00%

      Other Expenses                                                     0.41%        0.41%        0.45%        0.45%
      Total Annual Fund Operating Expenses                               1.81%        2.56%        1.70%        2.45%



                                                                                 MID                      LARGE
                                                                         CAPITALIZATION FUND       CAPITALIZATION FUND
                                                                       INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      percentage of offering price)                                      5.50%         None        5.50%         None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%         None        5.00%
      Redemption Fee(3)                                                   None         None         None         None
      Exchange Fee(4)                                                     None         None         None         None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    1.00%        1.00%        0.75%        0.75%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%        0.25%        1.00%

      Other Expenses                                                     0.32%        0.32%        0.31%        0.31%
      Total Annual Fund Operating Expenses                               1.57%        2.32%        1.31%        2.06%

   RISK/RETURN SUMMARY                                      FUND EXPENSES
-


   FEES AND EXPENSES (CONTINUED)


   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."

   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.

   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.

   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.


   (6) The fees and expenses for the Small Capitalization Fund are based upon current fees.


                                                    EXAMPLE


                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                INTERNATIONAL DISCOVERY FUND
                                                  INVESTOR A SHARES              $724   $1,088   $1,476   $2,560
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $759   $1,196   $1,560   $2,626
                                                    ASSUMING NO REDEMPTION       $259   $  796   $1,360   $2,626
                                                SMALL CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $713   $1,056   $1,422   $2,448
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $748   $1,164   $1,506   $2,514
                                                    ASSUMING NO REDEMPTION       $248   $  764   $1,306   $2,514
                                                MID CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $701   $1,018   $1,358   $2,315
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $735   $1,124   $1,440   $2,381
                                                    ASSUMING NO REDEMPTION       $235   $  724   $1,240   $2,381
                                                LARGE CAPITALIZATION FUND
                                                  INVESTOR A SHARES              $676   $  942   $1,229   $2,042
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $709   $1,046   $1,308   $2,104
                                                    ASSUMING NO REDEMPTION       $209   $  646   $1,108   $2,104


This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

 [LOGO]
          RISK/RETURN SUMMARY                          EQUITY INCOME FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of the value of its total assets in income producing, large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company to be one that has the same market capitalization as the companies in the S&P Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. To the extent the Fund invests in foreign securities, your investment has foreign securities risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Would like to invest in the stock market but wish to do so in a way that helps reduce some of the risks associated with other types of stock funds.

     - Want a dependable source of monthly income.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept some short-term price fluctuations in return for potential above-average, long-term returns.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                                 EQUITY INCOME FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Equity
   Income Fund has performed and
   how its performance has varied
   from year to year. The bar
   chart gives an indication of
   risk by showing changes in the
   Fund's yearly performance over
   ten years to demonstrate that
   the Fund has gained or lost
   value at different times. The
   table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the S&P Barra Value Index,
   which is comprised of
   securities in the Standard &
   Poor's 500 Stock Index that
   have a lower than average
   price-to-book ratio. Past
   performance does not indicate
   how the Fund will perform in
   the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                             28.13%
90                                                                                0.13%
91                                                                               24.96%
92                                                                                9.40%
93                                                                               12.50%
94                                                                               -8.34%
95                                                                               27.39%
96                                                                               17.32%
97                                                                               25.13%
98                                                                               10.76%

                                   The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                   During the period shown in the bar chart,
                                   the Fund's:
                                    Best Quarter was    13.52% 4th quarter  1998
                                    Worst Quarter was  -10.78% 3rd quarter  1998

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                         FUND OR CLASS    PAST    PAST 5    PAST 10     SINCE
                                                           INCEPTION      YEAR     YEARS     YEARS    INCEPTION
   Investor A Shares
     (with 5.50% sales charge)                             10/31/88       4.65%   12.40%    13.48%     13.50%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)      2/4/94       5.04%      N/A       N/A     12.57%

   S&P Barra Value Index                                   10/31/88      14.67%   19.87%    16.67%     16.39%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                    BALANCED ALLOCATION FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long term capital appreciation and current income.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of its net assets in fixed-income securities. The Fund also may invest up to 30% of its net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its net assets in foreign securities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are market risk, interest rate risk, credit risk and management risk. In addition, the Fund has the risk that the allocation of its investments between equity and fixed-income securities could have a negative effect on the Fund's net asset value when one of these asset classes is not performing as well as the other. To the extent the Fund invests in foreign securities, your investment has foreign risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want exposure to stocks, bonds, and cash equivalents in a single fund.

     - Wish to rely on professional fund managers to increase or decrease exposure to different investment categories as market conditions change.

     - Can stay invested for a minimum of three to five years.

     - Are willing to accept some short-term price fluctuations in return for potential above-average long-term returns.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                           BALANCED ALLOCATION FUND

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Balanced
   Allocation Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over six years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1 and 5 year periods and
   since inception to those of
   the Standard & Poor's 500
   Stock Index ("S&P 500 Index"),
   a widely recognized, unmanaged
   index of common stocks
   generally representative of
   the U.S. stock market as a
   whole and the Lehman Brothers
   Aggregate Bond Index, an
   unmanaged, fixed income,
   market value-weighted index
   that includes treasury issues,
   agency issues, corporate bond
   issues and mortgage backed
   securities. Past performance
   does not indicate how the Fund
   will perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1993                                                                             11.34%
94                                                                               -2.93%
95                                                                               22.65%
96                                                                               12.93%
97                                                                               11.38%
98                                                                               12.74%

                                 The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                 During the period shown in the bar chart,
                                 the Fund's:
                                  Best Quarter was    10.11%  4th quarter  1998
                                  Worst Quarter was   -6.85%  3rd quarter  1998

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)


                                                              FUND OR CLASS    PAST     PAST       PAST       SINCE
                                                                INCEPTION      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                   1/31/92       7.40%    9.96%      N/A       10.45%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)           2/4/94       6.94%      N/A      N/A       10.24%

   S&P 500 Stock Index                                           1/31/92      28.58%   24.06%      N/A       20.08%
   Lehman Brothers Aggregate Bond Index                          1/31/92       8.67%    7.27%      N/A        7.95%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES
-

   FEES AND EXPENSES -- GROWTH AND INCOME FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees (as of October 1, 1999) and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                                         EQUITY INCOME FUND      BALANCED ALLOCATION FUND
                                                                       INVESTOR A   INVESTOR B   INVESTOR A    INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on Purchases (as a
      percentage of offering price)                                      5.50%         None         4.75%          None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale price,
      whichever is less)                                                  None        5.00%          None         5.00%
      Redemption Fee(3)                                                   None         None          None          None
      Exchange Fee(4)                                                     None         None          None          None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    0.75%        0.75%         0.75%         0.75%
      Distribution and Service (12b-1) Fees(5)                           0.25%        1.00%         0.25%         1.00%

      Other Expenses                                                     0.34%        0.34%         0.36%         0.36%
      Total Annual Fund Operating Expenses                               1.34%        2.09%         1.36%         2.11%


   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."

   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.

   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.

   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

   RISK/RETURN SUMMARY                                      FUND EXPENSES
-


   FEES AND EXPENSES (CONTINUED)


                                                                                   EXAMPLE

                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                EQUITY INCOME FUND
                                                  INVESTOR A SHARES              $679   $  951   $1,244   $2,074
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $712   $1,055   $1,324   $2,139
                                                    ASSUMING NO REDEMPTION       $212   $  655   $1,124   $2,139
                                                BALANCED ALLOCATION FUND
                                                  INVESTOR A SHARES              $607   $  885   $1,184   $2,032
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $714   $1,061   $1,334   $2,160
                                                    ASSUMING NO REDEMPTION       $214   $  661   $1,134   $2,160

   This Example is intended to help
   you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.
   The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]
          RISK/RETURN SUMMARY                                   BOND FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund invests at least 80% of its total assets in investment grade securities of all types. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional fixed-income securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.

     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                                          BOND FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Bond Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers Aggregate
   Bond Index. Past performance
   does not indicate how the Fund
   will perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                             11.91%
90                                                                                8.12%
91                                                                               15.03%
92                                                                                6.24%
93                                                                                9.89%
94                                                                               -3.64%
95                                                                               17.08%
96                                                                                3.13%
97                                                                                9.06%
98                                                                                7.28%

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                     During the period shown in the bar chart,
                                     the Fund's:
                                     Best Quarter was  6.89%  2nd quarter  1989
                                     Worst Quarter was -2.62%  1st quarter  1994

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                   10/31/88      2.13%    5.32%     7.73%       7.49%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      1.47%      N/A       N/A       5.33%

   Lehman Brothers Aggregate Bond Index                          10/31/88      8.67%    7.27%     9.26%       8.98%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY    INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and a decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.

     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY           INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Intermediate
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Lehman Brothers
   Intermediate Government Index.
   Past performance does not
   indicate how the Fund will
   perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                             10.05%
90                                                                                8.81%
91                                                                               13.77%
92                                                                                5.33%
93                                                                                7.37%
94                                                                               -2.45%
95                                                                               13.20%
96                                                                                2.88%
97                                                                                6.62%
98                                                                                7.35%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                During the period shown in the bar chart, the
                                Fund's:
                                Best Quarter was     5.23%     2nd quarter  1989
                                Worst Quarter was   -1.88%     1st quarter  1994

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                   10/31/88      2.26%    4.36%     6.67%       6.44%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      1.50%      N/A       N/A       4.28%

   Lehman Brothers Intermediate Government Index                 10/31/88      8.47%    6.45%     8.34%       8.11%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                 U.S. GOVERNMENT INCOME FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in mortgage-related securities and short-term obligations. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund invests primarily in mortgage-related securities, it is subject to the risk that mortgages may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Want a high level of monthly income without a high degree of risk.

     - Wish to diversify your investment portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                        U.S. GOVERNMENT INCOME FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the U.S.
   Government Income Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over six
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers Mortgage-
   Backed Securities Index which
   covers all fixed-rate
   securities backed by mortgage
   pools of the Government
   National Mortgage Association
   (GNMA), Federal Home Loan
   Mortgage Corporation (FHLMC)
   and Federal National Mortgage
   Association (FNMA). Past
   performance does not indicate
   how the Fund will perform in
   the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1993                                                                              7.41%
94                                                                               -0.70%
95                                                                               13.50%
96                                                                                4.54%
97                                                                                7.84%
98                                                                                6.80%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                During the period shown in the bar chart, the
                                Fund's:
                                Best Quarter was     3.88%    2nd quarter  1995
                                Worst Quarter was   -1.13%    1st quarter  1994

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                             FUND OR CLASS      PAST        PAST          PAST          SINCE
                                               INCEPTION        YEAR       5 YEARS      10 YEARS      INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                 11/12/92         1.75%       5.27%          N/A          5.56%
   Investor B Shares
     (with applicable Contingent
     Deferred Sales Charge)                      2/4/94         1.12%         N/A          N/A          5.22%

   Lehman Brothers Mortgage-Backed
     Securities Index                          11/12/92         6.97%       7.23%          N/A          7.24%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                  LIMITED MATURITY BOND FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related and asset-backed securities. Such securities will be rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems are of comparable quality. The Fund expects to maintain a dollar-weighted average portfolio maturity of one to five years.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest income. Because the Fund may invest in mortgage-related or asset-backed securities, it is subject to the risk that mortgages or other assets may be prepaid when interest rates decline, forcing the Fund to invest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to preserve and protect your assets while potentially staying ahead of inflation.

     - Want a dependable source of monthly income.

     - Need additional diversification in your portfolio to reduce volatility.

     - Can keep your money invested for a minimum of two to three years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                         LIMITED MATURITY BOND FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Limited
   Maturity Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1,
   5 and 10 year periods and
   since inception to those of
   the Merrill Lynch 1-3 Year
   Government/Corporate Index,
   which represents the total
   returns of short-term
   government and corporate
   bonds. Past performance does
   not indicate how the Fund will
   perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table below
   assumes that Investor B
   shareholders redeem all their
   fund shares at the end of the
   period indicated.

                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1989                                                                              9.55%
90                                                                                7.83%
91                                                                               12.23%
92                                                                                5.76%
93                                                                                6.88%
94                                                                               -0.97%
95                                                                               10.96%
96                                                                                3.86%
97                                                                                5.66%
98                                                                                6.13%

                                The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

                                During the period shown in the bar chart, the
                                Fund's:
                                Best Quarter was     4.82%    2nd quarter  1989
                                Worst Quarter was   -1.25%    1st quarter  1994

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                               FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                 INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 2.75% sales charge)                                   10/31/88      3.20%    4.48%     6.43%       6.34%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/4/94      0.36%      N/A       N/A       3.97%

   Merrill Lynch 1-3 Year Government/Corporate Index             10/31/88      7.01%    6.04%     7.45%       7.33%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES


   FEES AND EXPENSES -- INCOME FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees (as of October 1, 1999) and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.


                                                    FEE TABLE

                                                                          INTERMEDIATE
                                                                           GOVERNMENT              U.S. GOVERNMENT
          SHAREHOLDER FEES (FEES PAID             BOND FUND             OBLIGATIONS FUND             INCOME FUND
        DIRECTLY FROM YOUR INVESTMENT)     INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B
      Maximum Sales Charge (Load)(1)
      Imposed on Purchases (as a
      percentage of offering price)           4.75%        None         4.75%        None         4.75%        None
      Maximum Deferred Sales Charge
      (Load)(2) (as a percentage of
      offering price or sale price,
      whichever is less)                      None         5.00%        None         5.00%        None         5.00%
      Redemption Fee(3)                       None         None         None         None         None         None
      Exchange Fee(4)                         None         None         None         None         None         None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM
      FUND ASSETS)

      Management Fees                         0.55%        0.55%        0.55%        0.55%        0.55%        0.55%
      Distribution and Service (12b-1)
      Fees(5)                                 0.25%        1.00%        0.25%        1.00%        0.25%        1.00%
      Other Expenses                          0.29%        0.29%        0.34%        0.34%        0.35%        0.35%
      Total Annual Fund Operating
      Expenses                                1.09%        1.84%        1.14%        1.89%        1.15%        1.90%
      Fee Waivers/Reimbursements(6)           0.05%        0.05%        0.05%        0.05%        0.05%        0.05%
      Net Annual Fund Operating Expenses      1.04%        1.79%        1.09%        1.84%        1.10%        1.85%


                                              LIMITED MATURITY
          SHAREHOLDER FEES (FEES PAID             BOND FUND
        DIRECTLY FROM YOUR INVESTMENT)     INVESTOR A   INVESTOR B
      Maximum Sales Charge (Load)(1)
      Imposed on Purchases (as a
      percentage of offering price)           2.75%        None
      Maximum Deferred Sales Charge
      (Load)(2) (as a percentage of
      offering price or sale price,
      whichever is less)                      None         5.00%
      Redemption Fee(3)                       None         None
      Exchange Fee(4)                         None         None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM
      FUND ASSETS)
      Management Fees                         0.45%        0.45%
      Distribution and Service (12b-1)
      Fees(5)                                 0.25%        1.00%
      Other Expenses                          0.33%        0.33%
      Total Annual Fund Operating
      Expenses                                1.03%        1.78%
      Fee Waivers/Reimbursements(6)           0.05%        0.05%
      Net Annual Fund Operating Expenses      0.98%        1.73%


   (1) The sales charge may be reduced or eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges"

   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.

   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% (and 0.25% for the Limited Maturity Bond Fund) for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.

   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

   (6) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.

   RISK/RETURN SUMMARY                                      FUND EXPENSES
-


   FEES AND EXPENSES (CONTINUED)

                                                    EXAMPLE

                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                BOND FUND
                                                  INVESTOR A SHARES              $581   $  805   $1,047   $1,741
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $687   $  979   $1,195   $1,870
                                                    ASSUMING NO REDEMPTION       $187   $  579   $  995   $1,870
                                                INTERMEDIATE GOVERNMENT
                                                OBLIGATIONS FUND
                                                  INVESTOR A SHARES              $586   $  820   $1,073   $1,795
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $692   $  994   $1,221   $1,924
                                                    ASSUMING NO REDEMPTION       $192   $  594   $1,021   $1,924
                                                U.S. GOVERNMENT INCOME FUND
                                                  INVESTOR A SHARES              $587   $  823   $1,078   $1,806
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $693   $  997   $1,226   $1,935
                                                    ASSUMING NO REDEMPTION       $193   $  597   $1,026   $1,935
                                                LIMITED MATURITY BOND FUND
                                                  INVESTOR A SHARES              $377   $  594   $  828   $1,500
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION          $681   $  960   $1,164   $1,804
                                                    ASSUMING NO REDEMPTION       $181   $  560   $  964   $1,804

This Example is intended to help
you compare the cost of
investing in the Funds with
the cost of investing in
other mutual funds.

The Example assumes that you
invest $10,000 in the Funds
for the time periods
indicated and then redeem all
of your shares at the end of
those periods. The Example
also assumes that your
investment has a 5% return
each year and that each
Fund's operating expenses
remain the same. Although
your actual costs may be
higher or lower, based on
these assumptions your costs
would be:

       [LOGO]
          RISK/RETURN SUMMARY                MICHIGAN MUNICIPAL BOND FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in Michigan municipal securities and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands, or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan State income and intangible taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in Michigan municipal income securities may also include exposure to special factors that may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

     Due to the level of investment in municipal obligations issued by the State of Michigan and its political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of municipal bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. When a Fund's assets are concentrated in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so concentrated.

     In addition, the Fund is not "diversified," meaning that it can invest a greater percentage of its assets in a particular issuer. Factors affecting these issuers could have a more significant adverse effect on the Fund's net asset value.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

      - Wish to earn investment income that is exempt from federal income tax.

      - Live in Michigan and wish to earn investment income that is also exempt from state income tax.

      - Want to support Michigan municipalities by purchasing their debt securities.

      - Seek to reduce volatility in your portfolio through increased diversification.

      - Can keep your money invested for a minimum of one to two years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                       MICHIGAN MUNICIPAL BOND FUND
-

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Michigan
   Municipal Bond Fund has
   performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over eight
   years to demonstrate that the
   Fund has gained or lost value
   at different times. The table
   below compares the Fund's
   average annual returns for 1
   and 5 year periods and since
   inception to those of the
   Lehman Brothers 7 Year
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.

   The table measures performance
   in terms of total return.
   However, this Fund is managed
   for yield and not total
   return.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.
                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1991                                                                             9.78%

92                                                                               6.98%

93                                                                               9.67%

94                                                                              -3.00%

95                                                                              13.24%

96                                                                               2.84%

97                                                                               6.91%

98                                                                               4.75%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.

During the period shown in the bar chart, the Fund's:

Best Quarter was     5.19%                     1st quarter  1995

Worst Quarter was   -3.27%                     1st quarter  1994

                              PERFORMANCE TABLE

                       Average Annual Total Returns(1)
                  (for the periods ending December 31, 1998)


                                                                FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                  INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                     7/02/90      -0.20%   3.80%       N/A       5.70%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)            2/04/94      -1.00%     N/A       N/A       3.65%

   Lehman Brothers 7 Year Municipal Bond Index                     6/30/90       6.23%   5.80%       N/A       7.55%


 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY               NATIONAL TAX EXEMPT BOND FUND
                                            FORMERLY MUNICIPAL BOND FUND

-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital.


   - PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. These securities are not treated as tax-exempt obligations for purposes of measuring compliance with the 80% limitation. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.


   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and credit risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of these securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you:

     - Wish to earn investment income that is exempt from federal income tax.

     - Want to support U.S. cities and states by purchasing their debt securities.

     - Seek to reduce volatility in your portfolio through increased diversification.

     - Can keep your money invested for a minimum of one to two years.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   RISK/RETURN SUMMARY                      NATIONAL TAX EXEMPT BOND FUND
-

   PERFORMANCE SUMMARY
   The chart and table on this
   page show how the National Tax
   Exempt Bond Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over ten years to demonstrate
   that the Fund has gained or
   lost value at different times.
   The table below compares the
   Fund's average annual returns
   for 1, 5 and 10 year periods
   and since inception to those
   of the Lehman Brothers
   Municipal Bond Index. Past
   performance does not indicate
   how the Fund will perform in
   the future.

   This table measures
   performance in terms of total
   return. However, this Fund is
   managed for yield and not
   total return.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period

   indicated.
                                                PERFORMANCE BAR CHART

                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                              7.57%

90                                                                                6.01%

91                                                                                9.16%

92                                                                                7.46%

93                                                                                9.01%

94                                                                               -3.30%

95                                                                               13.29%

96                                                                                2.63%

97                                                                                6.22%

98                                                                                4.73%


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.
During the period shown in the bar chart, the Fund's:
Best Quarter was     5.62%                     1st quarter  1995
Worst Quarter was   -3.24%                     1st quarter  1994

                                 PERFORMANCE TABLE
                          Average Annual Total Returns(1)
                     (for the periods ended December 31, 1998)

                                                              FUND OR CLASS   PAST     PAST       PAST       SINCE
                                                                INCEPTION     YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares
     (with 4.75% sales charge)                                  10/31/88      -0.27%   3.56%     5.67%       5.63%
   Investor B Shares
     (with applicable Contingent Deferred Sales Charge)           2/4/94      -1.09%     N/A       N/A       3.38%

   Lehman Brothers Municipal Bond Index                         10/31/88       6.48%   6.23%     8.22%       8.09%

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES
-

   FEES AND EXPENSES -- TAX-FREE INCOME FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees (as of October 1, 1999) and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.



                                                            FEE TABLE

                                                            MICHIGAN MUNICIPAL BOND FUND   NATIONAL TAX EXEMPT BOND FUND(7)
                                                             INVESTOR A      INVESTOR B      INVESTOR A        INVESTOR B

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load)(1) Imposed on
      Purchases (as a percentage of offering price)             4.75%           None            4.75%              None
      Maximum Deferred Sales Charge (Load)(2)
      (as a percentage of offering price or sale
      price whichever is less)                                   None          5.00%             None             5.00%
      Redemption Fee(3)                                          None           None             None              None
      Exchange Fee(4)                                            None           None             None              None
      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

      Management Fees                                           0.55%          0.55%            0.55%             0.55%
      Distribution and Service (12b-1) Fees(5)                  0.25%          1.00%            0.25%             1.00%
      Other Expenses                                            0.31%          0.31%            0.41%             0.40%
      Total Annual Fund Operating Expenses                      1.11%          1.86%            1.21%             1.95%
      Fee Waivers/Reimbursements(6)                             0.10%          0.10%            0.10%             0.10%
      Net Annual Fund Operating Expenses                        1.01%          1.76%            1.11%             1.85%


   (1) The sales charge may be eliminated under certain circumstances. See "Distribution Arrangements/Sales Charges."

   (2) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.
       Investor B Shares which were purchased prior to January 1, 1997, are subject to a CDSC which declines over four years ending in year five from: 4.00%, 4.00%, 3.00%, 2.00%.


   (3) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.


   (4) Exchanges into the Funds from a Money Market Fund will be normally subject to a sales charge.

   (5) Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

   (6) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.


   (7) The fees and expenses for the National Tax Exempt Bond Fund are based upon current fees.

   RISK/RETURN SUMMARY                                      FUND EXPENSES
-

   FEES AND EXPENSES (CONTINUED)
                                                    EXAMPLE


                                                                                    1        3        5       10
                                                                                 YEAR    YEARS    YEARS    YEARS
                                                MICHIGAN MUNICIPAL BOND FUND
                                                  INVESTOR A SHARES              $583   $  811   $1,058   $1,762
                                                  INVESTOR B SHARES
                                                     ASSUMING REDEMPTION         $689   $  985   $1,206   $1,892
                                                     ASSUMING NO REDEMPTION      $189   $  585   $1,006   $1,892
                                                NATIONAL TAX EXEMPT BOND FUND
                                                  INVESTOR A SHARES              $592   $  841   $1,108   $1,871
                                                  INVESTOR B SHARES
                                                     ASSUMING REDEMPTION         $698   $1,012   $1,252   $1,993
                                                     ASSUMING NO REDEMPTION      $198   $  612   $1,052   $1,993


This Example is intended to help
you compare the cost of
investing in the Funds with
the cost of investing in
other mutual funds.

The Example assumes that you
invest $10,000 in the Funds
for the time periods
indicated and then redeem all
of your shares at the end of
those periods. The Example
also assumes that your
investment has a 5% return
each year and that each
Fund's operating expenses
remain the same. Although
your actual costs may be
higher or lower, based on
these assumptions your costs
would be:

       [LOGO]
          RISK/RETURN SUMMARY                               TAX-FREE FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value will not vary. The Fund normally invests at least 80% of its total assets in municipal obligations the interest on which is exempt from federal income tax and not subject to the federal alternative minimum tax. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk. The Fund's investments in municipal securities may also have exposure to special factors that may adversely affect the value of municipal securities, and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities or the rights of investors in these securities.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:
     - An investor in a high tax bracket.
     - Seeking liquidity.
     - Seeking current income exempt from federal income taxes.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Tax-Free
   Fund has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

 1989                                                                            6.08%
 90                                                                              5.46%
 91                                                                              3.96%
 92                                                                              2.53%
 93                                                                              1.81%
 94                                                                              2.24%
 95                                                                              3.16%
 96                                                                              2.69%
 97                                                                              2.97%
 98                                                                              2.75%

                                During the period shown in the bar chart, the
                                Fund's:
                                 Best Quarter was     1.58%    4th quarter  1989
                                 Worst Quarter was    0.41%    1st quarter  1994

                               PERFORMANCE TABLE
                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)

                                                              INCEPTION   PAST     PAST       PAST       SINCE
                                                                DATE      YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                           7/30/87    2.75%    2.76%     3.36%       3.52%

For current yield information on the Fund, call 1-800-451-8377. The Tax-Free Fund's yield appears in The Wall Street Journal each Thursday.

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                      PRIME OBLIGATIONS FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund invests in high-quality money market instruments, including municipal securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:
     - Seeking current income through a liquid investment.
     - Looking for a conservative investment to balance out more aggressive investments.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Prime
   Obligations Fund has performed
   and how its performance has
   varied from year to year. The
   bar chart gives an indication
   of risk by showing changes in
   the Fund's yearly performance
   over ten years to demonstrate
   that the Fund's return has
   varied at different times.
   Past performance does not
   indicate how the Fund will
   perform in the future.

   The returns for Investor B
   Shares will differ from the
   Investor A returns shown in
   the bar chart because of
   differences in expenses of
   each class. The table assumes
   that Investor B shareholders
   redeem all their fund shares
   at the end of the period
   indicated.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)


1989                                                                           8.98%
90                                                                             7.90%
91                                                                             5.96%
92                                                                             3.56%
93                                                                             2.61%
94                                                                             3.62%
95                                                                             5.32%
96                                                                             4.46%
97                                                                             5.01%
98                                                                             4.94%

                                     During the period shown in the bar chart, the Fund's:

                                                        Best Quarter was       2.31%  2nd quarter  1989
                                                        Worst Quarter was      0.63%  2nd quarter  1993

                               PERFORMANCE TABLE
                          Average Annual Total Returns
                   (for the periods ended December 31, 1998)


                                                                CLASS     PAST     PAST       PAST       SINCE
                                                              INCEPTION   YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                           8/24/87    4.94%    4.67%     5.22%       5.45%
   Investor B Shares*
     (with applicable Contingent Deferred Sales Charge)        9/30/97    4.00%      N/A       N/A       4.04%

For current yield information on the Fund, call 1-800-451-8377. The Prime Obligations Fund's yield appears in The Wall Street Journal each Thursday.

* The table above reflects the impact of any contingent deferred sales charges that apply to Investor B Shares of the Prime Obligations Fund.

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

        [LOGO]
          RISK/RETURN SUMMARY            U.S. GOVERNMENT OBLIGATIONS FUND
-

- INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share, although there is no guarantee that the net asset value per share will not vary. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Other securities purchased by the Fund will be high quality money market instruments and comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.

- PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk, credit risk and management risk.

-    WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:
-    Seeking current income through a liquid investment.

     -    Seeking current income.

     - Looking for a conservative investment to balance out more aggressive investments.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the U.S.
   Government Obligations Fund
   has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over ten
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.
                                                 PERFORMANCE BAR CHART
                                      YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                 INVESTOR A SHARES(1)

1989                                                     8.66%
  90                                                     7.69%
  91                                                     5.62%
  92                                                     3.72%
  93                                                     2.54%
  94                                                     3.56%
  95                                                     5.28%
  96                                                     4.76%
  97                                                     4.88%
  98                                                     4.83%

                                     During the period shown in the bar chart, the Fund's:

                                                        Best Quarter was       2.23%  2nd quarter  1989
                                                        Worst Quarter was      0.61%  3rd quarter  1993

                              PERFORMANCE TABLE
                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)

                                                                  CLASS     PAST     PAST       PAST       SINCE
                                                                INCEPTION   YEAR    5 YEARS   10 YEARS   INCEPTION
   Investor A Shares                                             8/24/87    4.83%    4.66%     5.14%       5.35%

For current yield information on the Fund, call 1-800-451-8377. The U.S. Government Obligations Fund's yield appears in The Wall Street Journal each Thursday.

 (1) Both the chart and the table assume reinvestment of dividends and distributions.

       [LOGO]
          RISK/RETURN SUMMARY                               TREASURY FUND
-

   - INVESTMENT OBJECTIVE. The Fund's investment objective is to provide current income with liquidity and stability of principal.

   - PRINCIPAL INVESTMENT STRATEGIES. The Fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. The Fund normally invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and repurchase agreements related to these securities. Other securities purchased by the Fund will be high quality money market instruments and other comparable investments. These securities will have short-term debt ratings in the two highest rating categories of at least two nationally recognized statistical rating organizations, or will be unrated securities of comparable quality. The Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund will not purchase any security which matures in more than 397 days.

   - PRINCIPAL INVESTMENT RISKS. The principal risks of investing in the Fund are interest rate risk and management risk.

   - WHO MAY WANT TO INVEST? Consider investing in the Fund if you are:

     - Seeking current income through a liquid investment.

     - Looking for a conservative investment to balance out more aggressive investments.

   An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   PERFORMANCE SUMMARY

   The chart and table on this
   page show how the Treasury
   Fund has performed and how its
   performance has varied from
   year to year. The bar chart
   gives an indication of risk by
   showing changes in the Fund's
   yearly performance over five
   years to demonstrate that the
   Fund's return has varied at
   different times. The Fund does
   not offer Investor B Shares.
   Past performance does not
   indicate how the Fund will
   perform in the future.
                                                PERFORMANCE BAR CHART
                                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR
                                                INVESTOR A SHARES(1)

1994                                                                            3.60%
95                                                                              5.32%
96                                                                              4.79%
97                                                                              4.96%
98                                                                              4.86%

                                     During the period shown in the bar chart, the Fund's:

                                                        Best Quarter was       1.34%  2nd quarter  1995
                                                        Worst Quarter was      0.63%  1st quarter  1994

                               PERFORMANCE TABLE
                        Average Annual Total Returns(1)
                   (for the periods ended December 31, 1998)

                                                                            PAST
                                                 CLASS          PAST          5           PAST          SINCE
                                               INCEPTION        YEAR        YEARS       10 YEARS      INCEPTION
   Investor A Shares                            12/1/93         4.86%       4.70%         N/A           4.67%

For current yield information on the Fund, call 1-800-451-8377. The Treasury Fund's yield appears in The Wall Street Journal each Thursday.

(1) Both the chart and the table assume reinvestment of dividends and distributions.

 [LOGO]
          RISK/RETURN SUMMARY                               FUND EXPENSES

-

   FEES AND EXPENSES -- MONEY MARKET FUNDS

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD A OR B SHARES OF THE FUNDS.


   Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price. The fees and expenses for each Fund and Class are based upon current contractual investment advisory fees (as of October 1, 1999) and the other actual operating expenses of that Fund and Class for the fiscal year ended May 31, 1999.


                                                            FEE TABLE

                                                                                                                 U.S.
                                                                                                              GOVERNMENT
                                                                        TAX-FREE                              Obligations
                                                                          FUND      PRIME OBLIGATIONS FUND      Fund(5)
                                                                       INVESTOR A   INVESTOR A   INVESTOR B   INVESTOR A

      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)                                       None         None         None          None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering price or sale price, whichever is less)                    None         None        5.00%(1)       None
      Redemption Fee(2)                                                   None         None         None          None
      Exchange Fee                                                        None         None         None          None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)

      Management Fees                                                    0.35%        0.35%        0.35%         0.35%
      Distribution and Service (12b-1) Fees(3)                           0.25%        0.25%        1.00%         0.25%

      Other Expenses                                                     0.29%        0.28%        0.27%         0.36%
      Total Annual Fund Operating Expenses                               0.89%        0.88%        1.62%         0.96%
      Fee Waivers/Reimbursements(3,4)                                    0.17%        0.17%        0.01%         0.17%
      Net Annual Fund Operating Expenses                                 0.72%        0.71%        1.61%         0.79%


                                                                    Treasury
                                                                      Fund
                                                                   INVESTOR A
      SHAREHOLDER FEES
      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
      Maximum Sales Charge (Load) Imposed on Purchases (as a
      percentage of offering price)                                   None
      Maximum Deferred Sales Charge (Load) (as a percentage of
      offering price or sale price, whichever is less)                None
      Redemption Fee(2)                                               None
      Exchange Fee                                                    None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
      FROM FUND ASSETS)
      Management Fees                                                0.30%
      Distribution and Service (12b-1) Fees(3)                       0.25%
      Other Expenses                                                 0.26%
      Total Annual Fund Operating Expenses                           0.81%
      Fee Waivers/Reimbursements(3,4)                                0.24%
      Net Annual Fund Operating Expenses                             0.57%


   (1) The CDSC on Investor B Shares declines over five years starting with year one and ending in year six from: 5.00%, 5.00%, 4.00%, 3.00%, 2.00%.

   (2) If you invest $1,000,000 or more in Investor A Shares of the Funds, your shares will be subject to a redemption fee of 1.00% for redemptions of such shares made within one year of the date of purchase. In addition, although no such fee is currently in place the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

   (3) The Distributor is currently limiting the 12b-1 fees for Investor A Shares to 0.10%. Shareholders should be aware that due to the distribution fees, a long-term shareholder in a Fund may pay over time more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

   (4) The Administrator is currently waiving a portion of its fees for the current fiscal year. The Administrator may revise or cancel this expense limitation at any time and will notify you of any material change.


   (5) The fees and expenses for the U.S. Government Obligations Fund are based upon current fees.

   RISK/RETURN SUMMARY                                      FUND EXPENSES
-


   FEES AND EXPENSES (CONTINUED)


                                                    EXAMPLE


                                                                                       1      3        5       10
                                                                                    YEAR   YEARS   YEARS    YEARS
                                                TAX-FREE FUND
                                                  INVESTOR A SHARES                 $ 91   $284   $  493   $1,096
                                                PRIME OBLIGATIONS FUND
                                                  INVESTOR A SHARES                 $ 90   $281   $  488   $1,084
                                                  INVESTOR B SHARES
                                                    ASSUMING REDEMPTION             $665   $911   $1,081   $1,631
                                                    ASSUMING NO REDEMPTION          $165   $511   $  881   $1,631
                                                U.S. GOVERNMENT OBLIGATIONS FUND
                                                  INVESTOR A SHARES                 $ 98   $306   $  531   $1,178
                                                TREASURY FUND
                                                  INVESTOR A SHARES                 $ 83   $259   $  450   $1,002


   This Example is intended to
   help you compare the cost of
   investing in the Funds with
   the cost of investing in
   other mutual funds.

   The Example assumes that you
   invest $10,000 in the Funds
   for the time periods
   indicated and then redeem all
   of your shares at the end of
   those periods. The Example
   also assumes that your
   investment has a 5% return
   each year and that each
   Fund's operating expenses
   remain the same. Although
   your actual costs may be
   higher or lower, based on
   these assumptions your costs
   would be:

       [LOGO]
                              INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
          DESCRIPTION OF THE FUNDS
-

   This section of the Prospectus provides a more complete description of the Funds' principal investment objectives strategies and risks. Of course, there can be no assurance that the Funds will achieve their investment objectives. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below may be found in the Funds' Statement of Additional Information or SAI.

   This section describes risks that affect the Funds' portfolios as a whole. Certain of these risks may apply to one or more of the Funds. These risks are:

      - MARKET RISK. This is the risk that market influences will affect expected returns of all equities and bonds in ways that were not anticipated.

      - INTEREST RATE RISK. This is the risk that returns will be better or worse than expected because of changes in the level of interest rates.

      - CREDIT RISK. This is the risk associated with the ability of the firm or institution that issues securities to meet its obligations on those securities.

      - MANAGEMENT RISK. This risk is the possibility that investments selected by the Funds' managers may not perform well and that the Funds will not perform as well as a result.

   THIS SECTION ALSO DESCRIBES SPECIFIC RISKS THAT MAY AFFECT A PARTICULAR FUND'S PORTFOLIO.

-
   PARKSTONE INTERNATIONAL DISCOVERY FUND

   TICKER SYMBOL: INVESTOR A SHARES PIDAX INVESTOR B SHARES PIDBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide capital appreciation by investing in equity securities of foreign issuers. The Fund normally invests at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets normally will be invested in the securities of issuers located in at least three foreign countries. Foreign investments also may include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund does not presently intend to invest in common stock of domestic companies.

   The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund, however, will not be an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital International. The Fund will not presently make investments in markets where, in the judgment of the Adviser, property rights are not defined and supported by adequate legal infrastructure. More than 25% of the Fund's assets may be invested in the securities or issuers located in the same country. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects and fiscal, monetary and regulatory governmental policies. The Fund emphasizes country selection.

   Although not currently anticipated, the Fund may invest up to 35% of its assets in U.S. companies. The Fund may temporarily invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   PARKSTONE SMALL CAPITALIZATION FUND

   TICKER SYMBOL: INVESTOR A SHARES PKSAX INVESTOR B SHARES PKSBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded smaller cap equity securities. The Fund normally invests at least 80% of its total assets in equity securities of companies with small stock market capitalization. The Fund considers a "small capitalization" company as one that has the same market capitalization as the companies in the Russell 2000 Growth Index.

   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Fund's holdings. These companies often have established the market niche or have developed the unique products or technologies that are expected to produce superior growth in revenues and earnings. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell 2000 Growth Index.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs");

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - in securities issued by foreign branches of U.S. banks and foreign banks, Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, and in U.S. dollar-denominated commercial paper of a foreign issuer.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE MID CAPITALIZATION FUND

   TICKER SYMBOL: INVESTOR A SHARES PKEAX INVESTOR B SHARES PQIBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded mid cap equity securities. The Fund normally invests at least 80% of its total assets in securities of companies with mid stock market capitalization. The Fund considers a "mid capitalization" company as one that has the same market capitalization as the companies in the Russell Mid Cap Growth Index. The Fund normally invests 80% of its total assets in common stocks and convertible securities.

   The Fund's Adviser assesses a company's growth potential by evaluating the management team, examining products and services, analyzing financial statements, reviewing earnings models with Wall Street analysts, and studying company fundamentals. The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these
-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may invest in companies in non-growth industries that exhibit the desired characteristics. The Fund's Adviser constantly reviews the Fund's securities holdings and sells stocks when there is a breakdown in company or industry group fundamentals or when a company's market capitalization exceeds that of companies represented in the Russell MidCap Growth Index.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs;

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE LARGE CAPITALIZATION FUND

   TICKER SYMBOL: INVESTOR A SHARES PLCAX INVESTOR B SHARES PKLCX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities. The Fund normally invests at least 80% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large stock market capitalization. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the S&P Barra Growth Index.

   The Fund invests in companies that typically have exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. The Fund's core holdings are companies that participate in long-term growth industries, although the Fund also may invest in companies in non-growth industries that exhibit the desired characteristics.

   The Fund also may invest:

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs or EDRs; and

     - up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer.

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE GROWTH FUNDS

   The principal risks of the Growth Funds are market risk and management risk. To the extent that the Funds may invest in small- to mid-capitalization companies, they may have capitalization risk. These investments tend to be more volatile than investments in large-cap companies. In addition, small-cap companies may have more risk because they often have limited product lines, markets, or financial resources. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

-
   PARKSTONE EQUITY INCOME FUND

   TICKER SYMBOL: INVESTOR A SHARES PKHAX INVESTOR B SHARES PKHBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide capital appreciation with a diversified portfolio of publicly traded larger cap equity securities which, in the aggregate, provide an above-average current yield. The Fund invests at least 80% of the value of its total assets in income-producing large cap common stocks and securities convertible into common stocks. The Fund considers a "large capitalization" company as one that has the same market capitalization as the companies in the Standard & Poor's Barra Value Index. The Fund expects that its core holdings will consist of securities with a high dividend yield, although it may balance these holdings with lower yielding but higher-growth oriented securities.

   The Fund also may invest:

     - up to 20% of its total assets in preferred stocks, corporate bonds or notes;

     - in units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations;

     - in securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities; and

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs, securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE BALANCED ALLOCATION FUND

   TICKER SYMBOL: INVESTOR A SHARES PKBFX INVESTOR B SHARES PKBBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide long-term capital appreciation and current income. The Fund invests in a broad range of securities including common stocks, convertible securities and fixed-income securities. Normally, the Fund expects to invest 50% to 70% of its net assets in common stocks and convertible securities and 25% to 55% of

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   its net assets in fixed-income securities. The Fund also may invest up to 30% of its net assets in cash and cash-equivalent securities, which include highly liquid securities with a maturity of less than three months. The Fund may invest up to 20% of its total assets in foreign securities.

   The Fund's investments in common stocks, debt securities, and cash equivalents may vary from time to time depending on the Adviser's assessment of business, economic, and market conditions, including potential advantages of price shifts between the stock and bond markets. The Fund invests in stocks for growth and in debt securities for stability. The Fund's Adviser adjusts the mix of stocks, bonds, and cash equivalents periodically to take advantage of rising markets or decrease exposure to declining markets.

   The Fund holds common stocks held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Fund invests primarily in those companies that are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

   The fixed-income portion of the Fund's portfolio consists of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Fund invests may have warrants or options attached. The Fund may also invest in repurchase agreements.

   The Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and time of issuance, as well as "stripped" U.S. Treasury obligations such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

   The Fund also may invest in:

     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Fund may also invest in securities of other investment companies; and

     - obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more foreign governments ("Supranational Agency Bonds"). The Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;

     - short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Adviser.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE GROWTH AND INCOME FUNDS

   The principal risks of the Growth and Income Funds are market risk, interest rate risk, credit risk and management risk. The Balanced Allocation Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   performing more poorly than the other. To the extent that the Funds may invest in foreign securities, they may have foreign risk. This is the risk of investments in issuers located in foreign countries, which may have greater price volatility and less liquidity. Investments in foreign securities also are subject to political, regulatory, and diplomatic risks. Foreign risk includes currency risk, which may occur due to fluctuations in the exchange rates between the U.S. dollar and foreign currencies. This risk could negatively affect the value of a Fund's investments.

-
   PARKSTONE BOND FUND

   TICKER SYMBOL: INVESTOR A SHARES PBOAX INVESTOR B SHARES PKBIX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with preservation of capital by investing in high- and medium-grade fixed-income securities. The Fund invests at least 80% of its total assets in investment grade debt securities of all types. The Fund expects to maintain a dollar-weighted average portfolio maturity of 4 to 12 years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.

   Fixed-income securities include bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   The Fund will invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations.

   In making investment decisions for the Fund, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, of comparable quality.

   The Fund also may invest:

     - up to 20% of its assets in preferred stocks and notes with remaining maturities at the time or purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies. Some of the securities in which the Fund invests may have warrants or options attached;

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;

     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     - in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality; and

     - in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

   TICKER SYMBOL: INVESTOR A SHARES PKIAX INVESTOR B SHARES PIOGX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of it total assets in U.S. government debt securities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years.

   The Fund normally invests in U.S. Treasury bills, notes or bonds and other U.S. government securities. The Fund also may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest up to 20% of its total assets in debt securities, preferred stocks and other investments without regard to maturity.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE U.S. GOVERNMENT INCOME FUND

   TICKER SYMBOL: INVESTOR A SHARES PKGAX INVESTOR B SHARES PKGBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY


   The Fund's investment objective is to provide current income as well as preservation of capital by investing primarily in U.S. government securities. The Fund normally invests at least 80% of its total assets in obligations that are issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund also may invest up to 20% of its total assets in mortgage-related securities, debt securities and preferred stock of non-governmental entities. The Fund expects to maintain a dollar-weighted average portfolio maturity of three to ten years. Normally, the Fund invests in a variety of U.S. government obligations, including mortgage-related securities, U.S. Treasury bills, notes and bonds, "stripped" U.S. Treasury obligations and other U.S. government securities.


   The Fund also may invest in:

     - short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements; and

     - corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   PARKSTONE LIMITED MATURITY BOND FUND

   TICKER SYMBOL: INVESTOR A SHARES PLMAX INVESTOR B SHARES PLMBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Fund normally invests at least 80% of its total assets in investment grade debt securities of all types. The Fund invests primarily in corporate bonds, U.S. government obligations, and mortgage-related securities. The Fund expects to maintain a dollar- weighted average portfolio maturity of one to five years. The Fund also expects to invest in U.S. Treasury obligations with different interest rates and maturities, as well as "stripped" U.S. Treasury obligations and other U.S. government obligations.

   Fixed-income securities consist of bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities.

   In making investment decisions for the Fund, the Adviser considers many factors other than current yield, including the preservation of capital, maturity, and yield to maturity. By doing so, the Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations. The Fund may invest in state and municipal securities when, in the opinion of the Adviser, their yields are competitive with comparable taxable debt obligations. The Fund will invest only in corporate debt securities that are rated at the time of purchase within the four highest rating groups or, if unrated, of comparable quality.

   The Fund also may invest:

     - up to 20% of its total assets in debt securities without regard to maturity, preferred stocks and short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs;

     - up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper;

     - in Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

     - in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality; and

     - in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds.

   Some of the securities listed above may have options or warrants attached.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE INCOME FUNDS

   The principal risks of the Income Funds are market risk, interest rate risk, credit risk and management risk. Changes in interest rates may significantly affect the Funds. Increases in interest rates will cause a decline in the value of your investment.

   The Income Funds may invest a significant portion of their assets in mortgage-related securities. These securities have sensitivities to changes in interest rates that are different from many other types of debt securities. When interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates.

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   PARKSTONE MICHIGAN MUNICIPAL BOND FUND

   TICKER SYMBOL: INVESTOR A SHARES PMMAX INVESTOR B SHARES PMMBX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income exempt from federal income taxes and, to the extent possible, from Michigan personal income taxes, as is consistent with conservation of capital. The Fund normally invests at least 80% of its net assets in a portfolio of Michigan municipal securities. The Fund's primary consideration in selecting Michigan municipal securities is quality.


   The Fund normally invests in Michigan municipal securities and expects to maintain a dollar-weighted average portfolio maturity of three to ten years. However, the Fund may invest in Michigan municipal securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors.


   The Fund invests in Michigan municipal securities that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories by an NRSRO. The Fund also may purchase Michigan municipal securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees.

   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% test described above.

   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE NATIONAL TAX EXEMPT BOND FUND

   TICKER SYMBOL: INVESTOR A SHARES PMUAX INVESTOR B SHARES PKBMX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income exempt from federal income taxes as is consistent with conservation of capital. The Fund normally invests at least 80% of its assets in a diversified portfolio of municipal securities the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for the purpose of the federal alternative minimum tax.


   The Fund normally invests in long-term municipal securities and expects to maintain a dollar-weighted average portfolio maturity of three to ten years. The Fund intends, under normal market conditions, to maintain an average weighted credit rating of Aa/AA. The average weighted rating of the Fund's portfolio may vary depending upon the availability of suitable municipal securities or other relevant market factors. Although it does not intend to do so on a regular basis, the Fund may invest more than 25% of its net assets in (i) municipal securities whose issuers are in the same state and (ii) municipal securities the interest on which is paid solely from revenues of similar projects.


-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   The Fund may invest up to 20% of its total assets in private activity bonds which may be treated as a specific tax preference item under the federal alternative minimum tax.

   Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will not treat these bonds as municipal securities for purposes of measuring compliance with the 80% test described above.

   Investments of the Fund may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

   RISK FACTORS FOR THE TAX-FREE INCOME FUNDS

   The Tax-Free Income Funds have interest rate risk and credit risk. In addition the Funds have municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant adverse effect on the value of the Funds' investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Michigan Municipal Bond Fund is not "diversified," meaning that it can invest in a relatively small number of issuers. Factors affecting these issuers could have a more significant adverse effect on this Fund's net asset value.

   MONEY MARKET FUNDS

   All of the Money Market Funds seek to maintain a stable net asset value of $1.00 per share and invest exclusively in United States dollar-denominated instruments that the Board of Trustees and the Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Adviser deems to be of comparable quality. There is no assurance, however, that they will be able to maintain the $1.00 net asset value per share on a continuous basis. Each Fund pursues its strategy by maintaining a portfolio of high-quality money market investments. As money market funds, the Funds must meet the requirements of SEC Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Funds' investments. Under Rule 2a-7, the Funds' investments must each have a remaining maturity of no more than 397 days and each Money Market Fund must maintain a dollar-weighted average portfolio maturity that does not exceed 90 days.

-
   PARKSTONE TAX-FREE FUND

   TICKER SYMBOL: INVESTOR A SHARES PFAXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide as high a level of current interest income free from federal income taxes, consistent with the preservation of capital and relative stability of principal. The Fund normally invests at least 80% of its total assets in municipal securities. The Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days.


   The Fund also may:

     - invest in commercial paper (subject to the quality standards for tax-exempt commercial paper).


   If the Adviser deems it appropriate for temporary defensive purposes, the Fund may increase its holdings in taxable obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Fund's quality standards for tax-exempt commercial paper.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE PRIME OBLIGATIONS FUND

   TICKER SYMBOL: INVESTOR A SHARES POAXX INVESTOR B SHARES TICKER NOT YET AVAILABLE

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund invests in high-quality money market instruments, including municipal securities and other instruments of comparable high quality. The Fund also may invest in commercial paper, other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality bankers' acceptances, CCP, Europaper, certificates of deposit and time deposits.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-
   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND

   TICKER SYMBOL: INVESTOR A SHARES PGAXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests at least 65% of its total assets in short-term U.S. Treasury bills, notes, and other government obligations and agency securities. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days. The Fund may invest up to 35% of its total assets in high-quality money market instruments, including:

     - municipal securities;

     - bankers' acceptances;

     - certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality.

   The Fund also may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Adviser deems to be of comparable quality.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-

   DESCRIPTION OF THE FUNDS          INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-

   PARKSTONE TREASURY FUND

   TICKER SYMBOL: INVESTOR A SHARES PTUXX

   INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

   The Fund's investment objective is to provide current income with liquidity and stability of principal. The Fund normally invests exclusively in U.S. government obligations and in repurchase agreements backed by these securities. The Fund invests exclusively in high quality instruments with a remaining maturity of no more than 397 days.

   During temporary defensive periods as determined by the Adviser, the Fund may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that the Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

-

   ADDITIONAL RISK CONSIDERATIONS

   RISK FACTORS FOR THE MONEY MARKET FUNDS

   The Money Market Funds are subject to management risk. In addition, specific risks of the Funds' portfolios include:

   INTEREST RATE RISK. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though very unlikely, that an increase in interest rates would change the value of your investment.

   CREDIT RISK. This is the risk that a security's credit rating will be downgraded or that the issuer of a security will default (fail to make scheduled interest and principal payments).

   MUNICIPAL MARKET RISK. The Tax-Free Fund faces the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in certain municipal securities with principal or interest payments that are made from a specific project or facility, and not from general tax revenues, may have increased risks. Factors affecting the project or facility, such as local or economic conditions, could have significant effect on the project's ability to make payments of principal and interest on these securities.

   The most recent information about each of the Fund's portfolio holdings can be found in its annual or semi-annual report. For information about receiving this report, see the back cover.

       [LOGO]
          MANAGEMENT OF THE FUNDS
-

   INVESTMENT ADVISER


   National City Investment Management Company, ("IMC" or the "Adviser"), 1900 East Ninth Street, Cleveland, Ohio 44114 is the adviser for the Funds. IMC a wholly-owned subsidiary of National City Corporation and an affiliate of National City Bank, was founded in 1998. IMC manages more than $23.7 billion in assets, including $4.3 billion in the Parkstone Group of Funds. Through its portfolio management teams, IMC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.


   For these advisory services, the Funds paid as follows during their fiscal year ended May 31, 1999:

                                                                                 PERCENTAGE OF
                                                                              AVERAGE NET ASSETS
                                                                         ------------------------------
            Parkstone International Discovery Fund                                    1.16%*
                                                                        ------------------------------
            Parkstone Small Capitalization Fund                                       1.00%
                                                                        ------------------------------
            Parkstone Mid Capitalization Fund                                         1.00%
                                                                        ------------------------------
            Parkstone Large Capitalization Fund                                       0.80%
                                                                        ------------------------------
            Parkstone Equity Income Fund                                              1.00%
                                                                        ------------------------------
            Parkstone Balanced Allocation Fund                                        0.75%**
                                                                        ------------------------------
            Parkstone Bond Fund                                                       0.70%**
                                                                        ------------------------------
            Parkstone Intermediate Government Obligations Fund                        0.70%**
                                                                        ------------------------------
            Parkstone U.S. Government Income Fund                                     0.45%**
                                                                        ------------------------------
            Parkstone Limited Maturity Bond Fund                                      0.55%**
                                                                        ------------------------------
            Parkstone Michigan Municipal Bond Fund                                    0.55%**
                                                                        ------------------------------
            Parkstone National Tax Exempt Bond Fund                                   0.55%**
                                                                        ------------------------------
            Parkstone Tax-Free Fund                                                   0.40%
                                                                        ------------------------------
            Parkstone Prime Obligations Fund                                          0.40%
                                                                        ------------------------------
            Parkstone U.S. Government Obligations Fund                                0.40%
                                                                        ------------------------------
            Parkstone Treasury Fund                                                   0.40%
           ------------------------------------------------------------  ------------------------------

   * Calculated based on 1.25% on the first $50 million, in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.

   ** IMC waived a portion of its contractual fees with the Funds for the most recent fiscal year. Contractual fees (without waivers) were: Balanced Allocation Fund, 1.00%; Bond Fund, 0.74%; Limited Maturity Bond Fund, 0.74%; Intermediate Government Obligations Fund, 0.74%; U.S. Government Income Fund, 0.74%; National Tax Exempt Bond Fund, 0.74%; Michigan Municipal Bond Fund, 0.74%.

   MANAGEMENT OF THE FUNDS
-

   PORTFOLIO MANAGEMENT TEAM

   IMC utilizes a team approach for management of the funds. No one person is primarily responsible for making investment recommendations to the team. The table below shows the IMC management team responsible for each fund:

            PORTFOLIO                                                   PORTFOLIO MANAGEMENT TEAM
                                                                        ---------------------------------------------
            Parkstone International Discovery Fund                      International Equity Team
                                                                        ---------------------------------------------
            Parkstone Small Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Mid Capitalization Fund                           Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Large Capitalization Fund                         Equity Growth Team
                                                                        ---------------------------------------------
            Parkstone Equity Income Fund                                Equity Value Team
                                                                        ---------------------------------------------
            Parkstone Balanced Allocation Fund                          Equity and Fixed Income Teams
                                                                        ---------------------------------------------
            Parkstone Bond Fund                                         Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Intermediate Government Obligations Fund          Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Income Fund                       Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Limited Maturity Bond Fund                        Taxable Fixed-Income Team
                                                                        ---------------------------------------------
            Parkstone Michigan Municipal Bond Fund                      Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone National Tax Exempt Bond Fund                     Tax Exempt Fixed Income Team
                                                                        ---------------------------------------------
            Parkstone Tax-Free Fund                                     Tax Exempt Money Market Team
                                                                        ---------------------------------------------
            Parkstone Prime Obligations Fund                            Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone U.S. Government Obligations Fund                  Taxable Money Market Team
                                                                        ---------------------------------------------
            Parkstone Treasury Fund                                     Taxable Money Market Team
           ------------------------------------------------------------ ---------------------------------------------

-
   THE DISTRIBUTOR AND ADMINISTRATOR

   SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, distributes the shares of the Parkstone Group of Funds (the "Trust"). The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust to accept such order.

   With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.


   BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

-
   YEAR 2000

   Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds' other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the Funds invest where, for example, such companies incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

   The Funds have been assured that the Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly-defined and documented plans intended to minimize risks to services critical to the Funds' operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000
-

   MANAGEMENT OF THE FUNDS
-

   issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and/or industry interface testing of systems for Year 2000 readiness.

   In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures may occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition or those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, and the Adviser and the Funds' service providers are developing contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

       [LOGO]
          PURCHASE AND SALE OF SHARES

   HOW NAV IS CALCULATED


   Each of the Money Market Funds
   seeks to maintain a net asset
   value, or NAV, of $1.00 per share
   by valuing the obligations in
   accordance with SEC regulations.
   Amortized cost will normally
   approximate market value.

                 NAV =
       Total Assets - Liabilities

   ----------------------------------
            Number of Shares
              Outstanding

   ----------------------------------

The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


You can find most Funds' NAV daily in The Wall Street Journal and other newspapers. NAV is calculated separately for each class of shares.

   MONEY MARKET FUNDS

   The NAV of the Treasury and Tax-Free Funds is determined and the shares are priced as of 1:00 p.m. Eastern time and as of the close of trading on the New York Stock Exchange ("NYSE"), normally at 4 p.m. Eastern time on each business day. The NAV of the Prime Obligations and U.S. Government Obligations Funds is determined and the shares are priced as of 3:00 p.m. Eastern time and as of the close of trading on the NYSE on each business day. The Money Market Funds value their securities at their amortized cost. The amortized cost method involves valuing a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

   OTHER FUNDS

   The per share NAV for each non-Money Market Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on each business day.

   Your order for purchase of shares is priced at the next NAV calculated after your order is received by the Distributor. Your order for redemption of shares is priced at the next NAV calculated after shares are properly tendered for redemption.

   The Funds' securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by a method which the Funds' Trustees believes accurately reflects fair value.

  Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

   Some of the Funds have portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when these Funds do not price their shares. As a result, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

   BUSINESS DAYS DEFINED

   A business day for the Funds is generally a day that the New York Stock Exchange is open for business. The Funds will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (Money Market Funds only), Veterans Day (Money Market Funds only), Thanksgiving and Christmas Day.

   PURCHASE AND SALE OF SHARES
-

   PURCHASING AND ADDING TO YOUR SHARES


   You may purchase Funds through the
   Funds' Distributor or through banks,
   brokers and other investment
   representatives, which may charge
   additional fees and may require higher
   minimum investments or impose other
   limitations on buying and selling
   shares. If you purchase shares through
   an investment representative, the
   investment representative is
   responsible for transmitting orders by
   close of business and may have an
   earlier cut-off time for purchase and
   sale requests. Your investment
   representative is responsible for
   transmitting all subscription and
   redemption requests, investment
   information, documentation and money to
   the Funds on time.


   Certain investment representatives have
   agreements with the Funds that allow
   them to enter confirmed purchase or
   redemption orders on behalf of clients
   and customers. Under this arrangement,
   the investment representative must send
   your payment to the Funds by the time
   they price their shares on the
   following day. If your investment
   representative fails to do so, it may
   be responsible for any resulting fees
   or losses. Consult your investment
   representative or institution for
   specific information.


   A Fund may waive its minimum purchase
   requirement and the Distributor may
   reject a purchase order if it considers
   it in the best interest of a Fund and
   its shareholders.

   Investor A Shares and Investor B Shares
   of the Michigan Municipal Bond Fund may
   only be sold in those states where the
   Fund has filed the required
   notification documents, at the time of
   filing this prospectus only Colorado,
   District of Columbia, Florida, Georgia,
   Hawaii, Illinois, Indiana, Michigan,
   Mississippi, New Jersey, Ohio, and
   Virginia.

   The Trust reserves the right to reject
   all or part of any order for the
   purchase of Investor A Shares or



   Investor B Shares.


                                                                                                       MINIMUM      MINIMUM
                                                                                                       INITIAL     SUBSEQUENT
                                                                                 ACCOUNT TYPE         INVESTMENT   INVESTMENT
                                                                         INVESTOR A OR B SHARES
                                                                         Regular (non-retirement)        $500          None
                                                                         ----------------------------------------------------
                                                                         Retirement (IRA)                $500          None
                                                                         ----------------------------------------------------
                                                                         Automatic Investment Plan       $ 50       $50/mo.



- All purchases must be in U.S. dollars.


- A fee may be charged for any checks that do not clear.


- Third-party checks are not accepted.


          --------------------------------------------------------------
          AVOID 31% TAX WITHHOLDING

          Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) as well as your signature on your account application.
          --------------------------------------------------------------

   PURCHASE AND SALE OF SHARES

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   Initial Investment:
   1. Carefully read and complete an account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "The Parkstone Group of Funds" and include the name of the appropriate Fund(s) on the check.

   3. Mail to: The Parkstone Group of Funds, P.O. Box 8590, Boston, MA
      02266-8590

   Subsequent Investment:
   1. Use the investment slip attached to your account statement, or
   2. Include the following information on a piece of paper:
     - Fund name
     - Share class
     - Amount invested
     - Account name
     - Account number
     Include your account number on your check.
   3. Mail to: The Parkstone Group of Funds, P.O. Box
   8590, Boston, MA 02266-8590.

   Note: If you pay by check, the transaction will not be processed until the check is received by the Trust's Transfer Agent. If a check received to purchase Investor A Shares or Investor B Shares does not clear, the purchase will be cancelled. You could be liable for any new fees or losses incurred.

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments and Send to: The Parkstone Group of Funds c/o Boston Financial, 66 Brooks Drive, Braintree, MA 02184

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. bank. Your bank or broker may be charged for this service.

   Establish the electronic purchase option on your account application or call 1-800-451-8377. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-451-8377 to arrange a transfer from your bank account.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear.

   PURCHASE AND SALE OF SHARES
-

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   Once your account has been established and you have an account number follow the instructions below:

   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:
     State Street Bank and Trust Company      ABA #0110-0002-8
     DDA#99053811
   Include:
     Your name
     Your account number
     Name of Fund and Class

   After instructing your bank to wire the funds, call 800-451-8377 to advise us of the amount being transferred and the name of your bank.

   Note: If the wire transfer is not received by the Fund's Transfer Agent within three business days of the transaction, the purchase will be cancelled and you could be liable for fees incurred.

          --------------------------------------------------------------
          You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
          --------------------------------------------------------------

   AUTO INVEST PLAN

   You can make automatic investments in the Funds from your bank account. Your Auto Invest Plan can be started with a minimum initial investment of $50.

   To invest regularly from your bank account:


   Complete the appropriate portion on your Account Application or call the Funds at 1-800-451-8377. Make sure you note:


        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $50)

        - How often you want to invest (monthly, bi-monthly or quarterly)

   Attach a voided personal check or deposit slip.

          DIRECTED DIVIDEND OPTION
          --------------------------------------------------------------

          By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund you are currently invested in or another Parkstone Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by writing the Distributor.
          --------------------------------------------------------------

   PURCHASE AND SALE OF SHARES
-

   SELLING YOUR SHARES
   You may sell your shares at any
   time. Your sales price will be
   the next NAV after your sell
   order is received in good order
   by the Fund, its transfer agent,
   or your investment
   representative. Good order means
   that your request includes
   complete information on your
   purchase, exchange or redemption
   and that the Fund has received
   the appropriate assets. Normally
   you will receive your proceeds
   within a week after your request
   is received.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
As a mutual fund shareholder, you are
technically selling shares when you
request a withdrawal in cash. This is
also known as redeeming shares or a
redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Investor B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (unless you have declined telephone sales privileges)

   Call 1-800-451-8377 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

   1. Call 1-800-451-8377 to request redemption forms or write a letter of instruction indicating:

     - your Fund and account number

     - amount you wish to redeem

     - address where your check should be sent

     - account owner signature or signature of eligible guarantor institution

   2. Mail to: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, MA 02266-8590

   BY OVERNIGHT SERVICE

   (See "General Policies on Selling Shares -- Redemptions in Writing Required" below)

   See instruction 1 above.

   2. Send to: The Parkstone Group of Funds, c/o Boston Financial, 66 Brooks Drive, Braintree, MA 02184

   PURCHASE AND SALE OF SHARES
-

   WIRE TRANSFER

   You must indicate this option on your application.

   Call 1-800-451-8377 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   The Fund may charge a wire transfer fee.

   Note: Your financial institution may charge a wire transfer fee.

   ELECTRONIC REDEMPTIONS

   Call 1-800-451-8377 to request an electronic redemption.

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 8 days.

   Your bank may charge for this service.

   AUTO WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly or quarterly basis. The minimum withdrawal is $100. There will be no contingent deferred sales charge on Investor B Shares so long as the amounts withdrawn do not exceed 10% annually of the account at the time the shareholder elects to participate in the plan. To activate this feature:

     - Call 1-800-451-8377.

     - Your account must have a value of $500 or more to start withdrawals.

     - If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- THE MONEY MARKET FUNDS (INVESTOR A SHARES)

   You may write checks in amounts of $100 or more on your account in the Money Market Funds. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance of $500. You may not close a Money Market Fund account by writing a check.

-
   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Your account registration or the name(s) in your account has changed within the last 15 days.

     - The check is not being mailed to the address on your account.

     - The check is not being made payable to the owner of the account.

     - The redemption proceeds are being transferred to another fund account with a different registration.

     - Your redemption is in the amount of $10,000 or more.

     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.
-

   PURCHASE AND SALE OF SHARES
-

   VERIFYING TELEPHONE REDEMPTIONS

   The Trust makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 calendar days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by federal funds, bank wire, certified or cashier's check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $500, a Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   MONEY MARKET FUNDS

   To the extent possible, requests for same day payments upon redemption of Investor A Shares and Investor B Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 1:00 p.m. Eastern time, for the Tax-Free and Treasury Funds or 3:00 p.m. Eastern time for the Prime Obligations and U.S. Government Obligations Funds on a business day. If the request for a redemption is received after 1:00 p.m. or 3:00 p.m. Eastern time respectively, payments will be made on the next business day to the extent possible.

   NON-MONEY MARKET FUNDS

   Payment to shareholders redeeming shares will be made within seven days after the Transfer Agent receives the request for redemption in good order. To the extent possible, payments upon redemption of shares will be made the following business day. If received after 4:00 p.m. (Eastern Time), payments will be made within two business days to the extent possible.

   PURCHASE AND SALE OF SHARES
-

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds and ways to qualify for reduced sales charges.

                                          INVESTOR A SHARES                     INVESTOR B SHARES
     Sales Charge (Load)                  Front-end sales charge (not           No front-end sales charge. A
                                          applicable to money market funds);    Contingent Deferred Sales Charge
                                          reduced sales charges available.      (CDSC) may be imposed on shares
                                                                                redeemed within five or six years
                                                                                after purchase (depending on the
                                                                                date purchased); shares
                                                                                automatically convert to Investor
                                                                                A Shares after 8 years. Maximum
                                                                                investment is $250,000.
     Distribution and Service (12b-1)     Subject to annual distribution and    Subject to annual distribution and
     Fee                                  shareholder servicing fees of up      shareholder servicing fees of up
                                          to 0.25% of the average daily net     to 1.00% of the average daily net
                                          assets of each Fund's Investor A      assets of each Fund's Investor B
                                          Shares.                               Shares.
     Fund Expenses                        Lower annual expenses than            Higher annual expenses than
                                          Investor B Shares.                    Investor A Shares.

   Certain qualified institutional buyers are eligible to purchase Institutional Shares of the Funds. Institutional Shares are offered by another prospectus which is available by calling (800) 451-8377.

   CALCULATION OF SALES CHARGES

   INVESTOR A SHARES

   Investor A Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   GROWTH FUNDS
   EQUITY INCOME FUND

                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $25,000                             5.50%           5.80%                5.25%
     $25,000 but less than $50,000                 5.25%           5.50%                5.00%
     $50,000 but less than $100,000                4.75%           5.00%                4.50%
     $100,000 but less than $250,000               3.75%           3.90%                3.50%
     $250,000 but less than $500,000               3.00%           3.10%                2.75%
     $500,000 but less than $1,000,000             2.00%           2.00%                1.75%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%

   PURCHASE AND SALE OF SHARES
-

   BALANCED ALLOCATION FUND
   INCOME FUNDS (EXCEPT LIMITED MATURITY BOND FUND)
   TAX-FREE INCOME FUNDS

                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $50,000                             4.75%           5.00%                4.50%
     $50,000 but less than $100,000                4.00%           4.20%                3.75%
     $100,000 but less than $250,000               3.75%           3.90%                3.50%
     $250,000 but less than $500,000               2.50%           2.80%                2.25%
     $500,000 but less than $1,000,000             2.00%           2.00%                1.75%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%

   LIMITED MATURITY BOND FUND

                                                   SALES CHARGE    SALES CHARGE         DEALERS' REALLOWANCE
                                                   AS A % OF       AS A % OF            AS A % OF
     IF YOUR INVESTMENT IS                         OFFERING PRICE  NET AMOUNT INVESTED  OFFERING PRICE PER SHARE
     Less than $100,000                            2.75%           2.83%                2.50%
     $100,000 but less than $250,000               1.75%           1.78%                1.50%
     $250,000 but less than $500,000               1.00%           1.01%                0.75%
     $500,000 but less than $1,000,000             0.50%           0.50%                0.25%
     $1,000,000 or more(1)                         0.00%           0.00%                0.00%

   (1) A Fund will assess a 1.00% redemption fee (0.25% in the case of the Limited Maturity Bond Fund) against a shareholder's fund account if its value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more. With respect to purchases of $1,000,000 or more of a Fund, the Adviser may pay from its own funds a fee of 1.00% (0.25% in case of the Limited Maturity Bond Fund) of the amount invested to the financial institution placing the purchase order.

   PURCHASE AND SALE OF SHARES
-

   INVESTOR B SHARES

   Investor B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Investor B Shares of a Fund before the fifth anniversary of purchase (or the fourth anniversary if purchased prior to January 1, 1997), you will have to pay a contingent deferred sales charge (CDSC) at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC imposed on reinvested dividends or distributions.

   INVESTOR B SHARES PURCHASED AFTER JANUARY 1, 1997

                                                                               CDSC AS A %
                   YEARS SINCE PURCHASE                                     OF DOLLAR AMOUNT
                                                                            SUBJECT TO CHARGE
                            0-1                                                   5.00%
                            1-2                                                   5.00%
                            2-3                                                   4.00%
                            3-4                                                   3.00%
                            4-5                                                   2.00%
                        more than 5                                               None

   INVESTOR B SHARES PURCHASED PRIOR TO JANUARY 1, 1997

                                                                               CDSC AS A %
                   YEARS SINCE PURCHASE                                     OF DOLLAR AMOUNT
                                                                            SUBJECT TO CHARGE
                            0-1                                                   4.00%
                            1-2                                                   4.00%
                            2-3                                                   3.00%
                            3-4                                                   2.00%
                        more than 4                                               None

   If you sell some but not all of your Investor B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   CONVERSION FEATURE

   INVESTOR B SHARES

     - Investor B Shares automatically convert to Investor A Shares of the same Fund after eight years from the end of the month of purchase. The dollar value of Investor A Shares you receive will equal the dollar value of the Investor B Shares converted although the number of shares you receive may differ.

     - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Investor A Shares which will increase your investment return compared to the Investor B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - If you purchased Investor B Shares of one Parkstone Fund which you exchanged for Investor B Shares of another Parkstone Fund, your holding period will be calculated from the time of your original purchase of Investor B Shares.

   PURCHASE AND SALE OF SHARES
-

   SALES CHARGE REDUCTIONS

   INVESTOR A SHARES

   You may qualify for reduced sales charges under the following circumstances.


     - Letter of Intent. You may purchase Investor A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Investor A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Investor A Shares sold subject to a sales charge. As a result, Investor A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.



       If you do not purchase the amount of shares indicated in the Letter, the Letter authorizes the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within the year from the time of fulfillment, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intend to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).


     - Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

     - Combination Privilege. Combine concurrent purchases of Investor A Shares of one Fund and of one or more of the other Funds of the Trust and of Armada Funds, a group of funds from the same family of funds, that are sold with a sales charge.

     - Concurrent Purchases. Accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and the purchaser's retirement plan account to achieve reduced sales charges. To qualify for this privilege, the purchaser must, at the time of purchase, give the Transfer Agent or Distributor sufficient information to permit confirmation of qualification.

   SALES CHARGE WAIVERS

   INVESTOR A SHARES

   The following may qualify for waivers of sales charges:

     - Certain orders placed by investment representatives through fee-based investment products or accounts.

     - Proceeds from redemptions from a Parkstone or Armada fund within 180 days after redemption, if you paid a sales load or commission for those shares. Notification must be given to the transfer agent regarding this repurchase by calling 1-800-451-8377.

     - Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any Parkstone Fund.

     - Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

     - Shares purchased by (1) trustees and retired trustees of the Trust, (2) officers of the Trust; (3) directors, retired directors, employees and retired employees of the Adviser and its affiliates; and (4) family members (spouse, parents, siblings, children and grandchildren) of (1),
       (2) and (3).

     - Purchases by certain qualified employee benefit plans.

     - Investors who place trades for their own accounts and are clients of qualified broker-dealers, investment advisers or financial planners who charge a management fee for these services.

     - Investors purchasing Fund shares through payroll deduction plan.

     - Investors purchasing Fund shares through "one-stop" mutual fund networks.

   PURCHASE AND SALE OF SHARES
-

   SALES CHARGE WAIVERS

   INVESTOR B SHARES

   The CDSC may be waived under certain circumstances, including the following:

     - Distributions from retirement plans if the distributions are made following the death or disability of shareholders or plan participants.

     - Certain minimum required distributions from retirement accounts or retirement plans where such redemptions are necessary to make distributions to plan participants.

     - Redemptions from accounts other than retirement accounts following the death or disability of the shareholder and/or joint shareholders.

     - Returns of excess contributions to retirement plans.

     - Distributions of less than 10% of the annual account value under an Automatic Withdrawal Plan.

     - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

     - Redemptions by participants in a qualified plan for retirement loans, financial hardship, termination and certain participant expenses.

     - Purchases by certain qualified employee benefit plans.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   The Funds have adopted plans under Rule 12b-1 that allow the Funds to pay distribution fees for the sale and distribution of Fund shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     - The 12b-1 fees vary by share class as follows:

        - Investor A Shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund.

        - Investor B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Investor B Shares to be higher and dividends to be lower than for Investor A Shares.

     - The higher 12b-1 fee on Investor B Shares, together with the CDSC, help the Distributor sell Investor B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

     - The Distributor may use up to 0.25% of the 12b-1 fee for Investor B Shares for shareholder servicing and up to 0.75% for distribution.

   Over time, shareholders may pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of a Fund's assets on an on-going basis.

   PURCHASE AND SALE OF SHARES
-

   EXCHANGING YOUR SHARES

   INVESTOR A SHARES
   If you own Investor A Shares,
   you may acquire in an exchange
   Investor A Shares that are
   offered by another Fund of the
   Trust or fund of Armada with a
   different investment objective.
   The exchange must occur on the
   same Business Day.


   To Exchange a Money Market Fund
   for another Money Market Fund.
   If you own Investor A Shares of
   any of the Trust's Money Market
   Funds or a money market fund of
   Armada you may exchange those
   Investor A Shares at net asset
   value without any sales charge
   for Investor A Shares offered by
   any of the Trust's other Money
   Market Funds or an Armada Money
   Market Fund. The amount to be
   exchanged must meet the
   applicable minimum investment
   requirements and the exchange
   must be made in states where it
   is legally authorized.

INSTRUCTIONS FOR EXCHANGING SHARES
Exchanges may be made by sending a written request to The Parkstone Group of Funds, P.O. Box 8590, Boston, MA
02266-8590, or by calling
1-800-451-8377. Please provide the
following information:
  - Your name and telephone number

  - The exact name on your account and account number

  - Taxpayer identification number (usually your Social Security number)
  - Dollar value or number of shares to be exchanged
  - The name of the Fund from which the exchange is to be made
  - The name of the Fund into which the exchange is being made.
  - The registration and tax identification numbers of the two accounts involved in the exchange must be identical.
See "Selling your Shares" for important information about telephone transactions.

   To Exchange a Non-Money Market Fund for another Non-Money Market Fund. If you own Investor A Shares of any of the Trust's non-Money Market Funds or any fund of Armada which is not an Armada Money Market Fund you may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Trust and any fund of Armada. If you paid a sales charge on the Investor A Shares that you are to exchange that is less than the sales charge applicable to the Investor A Shares you would like to acquire, you must pay a sales charge on the exchange equal to the difference between the two sales charges.

   To Exchange a Money Market Fund for a Non-Money Market Fund. If you own Investor A Shares of a Parkstone or Armada Money Market Fund, you may exchange those Investor A Shares for Investor A Shares of a Parkstone or Armada non-Money Market Fund, but a sales load will be charged on the exchange.

   INVESTOR B SHARES

   If you own Investor B Shares, you may acquire in an exchange Investor B Shares that are offered by another Fund of the Trust or A Shares of a Fund of Armada Funds. The exchange must occur on the same business day.

   If you own Investor B Shares of one Fund of the Trust, you may exchange your Investor B Shares for A Shares of a Fund of Armada at net asset value. These exchanges will be executed only if they meet the applicable minimum investment requirements within states where the exchanges are authorized.


   The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for market-timing -- switching money into investments in anticipation of rising prices or taking money out in anticipation of the market falling. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction. Management of the Trust reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege. You will be notified before any action is taken.


   The Trust does not charge an exchange fee. If you would like to exchange your shares you may contact the Funds at (800) 451-8377 or write to the Transfer Agent. You should obtain and review the current Prospectus of the Fund of the Trust or the fund of Armada in which you wish to invest before making the exchange. To obtain an Armada Prospectus please call 1-800-622-FUND (3863).
-

   PURCHASE AND SALE OF SHARES
-

   SYSTEMATIC EXCHANGE PROGRAM

   The Systematic Exchange Program enables you to purchase Investor A Shares or Investor B Shares through automatic monthly or quarterly deductions from any account invested in one of the Parkstone Money Market Funds. If you invest directly in Investor B Shares of the Prime Obligations Fund, as opposed to obtaining shares through an exchange, you will be asked to participate in the Systematic Exchange Program and to establish the time and amount of your systematic exchanges so that all of the shares of the Prime Obligations Fund purchased initially will be exchanged for shares of Investor B Shares of other non-Money Market Funds within two years of purchase. Under the program, you will enter into an agreement to purchase shares of one or more specified Funds over a specified period of time. The program requires you to:

     - Initially purchase shares of one of the Money Market Funds in an amount equal to the total amount of your investment.

     - Specify an amount to be deducted on a monthly or quarterly basis from your Money Market Fund and exchanged for shares of specified funds you have chosen.

   An investment program, in which a fixed dollar amount is invested at regular intervals over time has the effect of reducing the average cost per share of the Funds. Because Investor A Shares are subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Investor A Shares in connection with the Systematic Exchange Program. In order to participate in the Systematic Exchange Program contact your financial representative or call 1-800-451-8377.

       [LOGO]
          DIVIDENDS, DISTRIBUTIONS AND TAXES
-

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Investor A Shares than for Investor B Shares, because Investor A Shares have lower distribution expenses. Capital gains, if any, are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

   FEDERAL TAXES

   Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

   In the case of any fund other than a Money Market Fund, you should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

   You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

   Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

   The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

   It is expected that the Parkstone International Discovery Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Parkstone International Discovery Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

   The Parkstone National Tax Exempt Bond Fund, Parkstone Michigan Municipal Bond Fund and Parkstone Tax-Free Fund (the "Exempt Funds") anticipate that substantially all of their income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are derived from occasional taxable investments, and in the case of other than the Parkstone Tax-Free Fund, distributions of short and long-term capital gains.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

   You should note that a portion of the exempt-interest dividends paid by the Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

   DIVIDENDS, DISTRIBUTIONS AND TAXES
-

   If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

   The Parkstone Michigan Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes.

   The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

-

   STATE AND LOCAL TAXES

   Shareowners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

[LOGO]

          FINANCIAL HIGHLIGHTS
-


   The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

   FINANCIAL HIGHLIGHTS

-

INTERNATIONAL DISCOVERY FUND

                                                                                INVESTOR A
                                                                ELEVEN MONTHS
                                                  YEAR ENDED        ENDED        YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    MAY 31,        MAY 31,        JUNE 30,      JUNE 30,      JUNE 30,
                                                     1999            1998           1997          1996          1995
   NET ASSET VALUE, BEGINNING OF PERIOD             $ 16.51        $ 16.25         $ 14.01       $ 12.23       $ 13.18
   ---------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.15)         (0.09)          (0.07)        (0.02)         0.03
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        (0.68)          0.86            2.31          1.81         (0.36)
   ---------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               (0.83)          0.77            2.24          1.79         (0.33)
   ---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                               --             --              --            --            --
     Net Realized Gains                               (0.87)         (0.51)             --         (0.01)        (0.62)
   ---------------------------------------------------------------------------------------------------------------------
       Total Distributions                            (0.87)         (0.51)             --         (0.01)        (0.62)
   ---------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $ 14.81        $ 16.51         $ 16.25       $ 14.01       $ 12.23
   ---------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          (5.20)%           5.17%(a)     15.99%        14.65%        (2.19)%
   ---------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $24,914        $43,268         $48,557       $39,575       $34,228
     Ratio of Expenses to Average Net Assets           1.82%          1.82%(b)        1.80%         1.80%         1.78%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.45)%          (0.75)%(b)      (0.54)%      (0.11)%        0.08%
     Ratio of Expenses to Average Net Assets*            (d)            (d)             (d)         1.88%         1.91%
     Portfolio Turnover (c)                           84.66%         34.15%          45.18%        54.47%       104.39%

                                                  INVESTOR A

                                                  YEAR ENDED
                                                   JUNE 30,
                                                     1994
   NET ASSET VALUE, BEGINNING OF PERIOD             $ 11.50
   ----------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     (0.02)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies         1.74
   ----------------------------------------------------------------------
       Total from Investment Activities                1.72
   ----------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                            (0.02)
     Net Realized Gains                               (0.02)
   ----------------------------------------------------------------------
       Total Distributions                            (0.04)
   ----------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $ 13.18
   ----------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          14.99%
   ----------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $36,297
     Ratio of Expenses to Average Net Assets           1.63%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             (0.29)%
     Ratio of Expenses to Average Net Assets*          1.84%
     Portfolio Turnover (c)                           37.23%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

INTERNATIONAL DISCOVERY FUND

                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,        JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999           1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $15.98        $ 15.85        $ 13.77       $12.15       $13.21       $14.12
   ------------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.27)         (0.19)         (0.16)       (0.08)       (0.04)       (0.01)
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies       (0.64)          0.83           2.24         1.70        (0.40)       (0.90)
   ------------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              (0.91)          0.64           2.08         1.62        (0.44)       (0.91)
   ------------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                              --             --             --           --           --           --
     Net Realized Gains                              (0.87)         (0.51)            --           --        (0.62)          --
   ------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.87)         (0.51)            --           --        (0.62)          --
   ------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $14.20        $ 15.98        $ 15.85       $13.77       $12.15       $13.21
   ------------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         (5.89)%         4.47%(b)      15.11%       13.33%       (3.03)%      (6.44)%(b)
   ------------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $7,604        $12,840        $13,516       $9,489       $5,469       $2,680
     Ratio of Expenses to Average Net Assets          2.57%          2.56%(c)       2.55%        2.55%        2.57%        2.56%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.21)%        (1.49)%(c)     (1.29)%      (0.86)%      (0.49)%      (0.22)%(c)
     Ratio of Expenses to Average Net Assets*           (e)            (e)            (e)        2.63%        2.92%        2.61%(c)
     Portfolio Turnover (d)                          84.66%         34.15%         45.18%       54.47%      104.39%       37.23%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

SMALL CAPITALIZATION FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 25.72       $  27.55       $  34.17     $  25.88     $ 19.75      $ 20.31
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.34)         (0.35)         (0.29)       (0.23)      (0.18)       (0.15)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (4.36)         (0.18)         (1.08)       12.17        8.46         0.09
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              (4.70)         (0.53)         (1.37)       11.94        8.28        (0.06)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (2.53)         (1.30)         (5.25)       (3.65)      (2.15)       (0.50)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2.53)         (1.30)         (5.25)       (3.65)      (2.15)       (0.50)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 18.49       $  25.72       $  27.55     $  34.17     $ 25.88      $ 19.75
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        (18.92)%        (1.90)%(a)     (4.53)%      49.93%      44.88%       (0.55)%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $57,813       $163,178       $188,645     $187,016     $71,894      $42,791
     Ratio of Expenses to Average Net Assets          1.61%          1.60%(b)       1.57%        1.54%       1.55%        1.40%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.07)%        (1.23)%(b)     (1.19)%      (1.18)%     (1.27)%      (1.24)%
     Ratio of Expenses to Average Net Assets*           (d)            (d)            (d)          (d)       1.58%        1.55%
     Portfolio Turnover (c)                          99.86%         46.17%         48.45%       67.22%      50.53%       72.64%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

SMALL CAPITALIZATION FUND

                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 25.02        $ 26.99       $ 33.78      $ 25.79       $19.83       $22.71
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.50)         (0.53)        (0.41)       (0.39)       (0.19)       (0.09)
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (4.21)         (0.14)        (1.13)       12.03         8.30        (2.79)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities              (4.71)         (0.67)        (1.54)       11.64         8.11        (2.88)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (2.53)         (1.30)        (5.25)       (3.65)       (2.15)          --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2.53)         (1.30)        (5.25)       (3.65)       (2.15)          --
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 17.78        $ 25.02       $ 26.99      $ 33.78       $25.79       $19.83
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                        (19.52)%        (2.47)%(b)    (5.13)%      48.87%       43.78%      (12.68)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $18,736        $41,399       $46,895      $30,310       $9,990       $2,130
     Ratio of Expenses to Average Net Assets          2.37%          2.35%(c)      2.32%        2.29%        2.32%        2.35%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.82)%        (1.99)%(c)    (1.94)%      (1.93)%      (2.03)%      (2.19)%(c)
     Ratio of Expenses to Average Net Assets*           (e)            (e)           (e)          (e)        2.55%        2.61%(c)
     Portfolio Turnover (d)                          99.86%         46.17%        48.45%       67.22%       50.53%       72.64%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

MID CAPITALIZATION FUND

                                                                                 INVESTOR A
                                                                    ELEVEN MONTHS
                                                  YEAR ENDED            ENDED             YEAR ENDED        YEAR ENDED
                                                   MAY 31,             MAY 31,             JUNE 30,          JUNE 30,
                                                     1999                1998                1997              1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.98             $ 15.72             $ 20.71           $ 16.56
   -------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.19)              (0.14)              (0.16)            (0.16)
     Net Realized and Unrealized Gains (Losses)
       from Investments                               1.15                2.51                1.30              4.97
   -------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.96                2.37                1.14              4.81
   -------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (1.84)              (3.11)              (6.13)            (0.66)
     In Excess of Net Realized Gains                    --                  --                  --                --
   -------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (1.84)              (3.11)              (6.13)            (0.66)
   -------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 14.10             $ 14.98             $ 15.72           $ 20.71
   -------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          8.08%              16.84%(a)            5.78%            29.57%
   -------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $50,605             $90,183             $80,634           $66,260
     Ratio of Expenses to Average Net Assets          1.57%               1.55%(b)            1.56%             1.54%
     Ratio of Expenses to Average Net Assets*           (d)                 (d)                 (d)               (d)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.00)%             (1.02)%(b)          (1.05)%           (0.94)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                              (d)                 (d)                 (d)               (d)
     Portfolio Turnover (c)                         100.19%              38.41%              38.47%            49.27%

                                                           INVESTOR A

                                                  YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                     1995              1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.69           $ 15.11
   -------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.12)            (0.10)
     Net Realized and Unrealized Gains (Losses)
       from Investments                               3.46             (0.28)
   -------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               3.34             (0.38)
   -------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (0.48)            (0.04)
     In Excess of Net Realized Gains                 (0.99)               --
   -------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (1.47)            (0.04)
   -------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 16.56           $ 14.69
   -------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         24.85%            (2.57)%
   -------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $43,803           $36,108
     Ratio of Expenses to Average Net Assets          1.51%             1.38%
     Ratio of Expenses to Average Net Assets*         1.54%             1.53%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (0.87)%           (0.75)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                           (0.90)%           (0.90)%
     Portfolio Turnover (c)                          46.39%            70.87%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

MID CAPITALIZATION FUND

                                                                                 INVESTOR B
                                                                    ELEVEN MONTHS
                                                  YEAR ENDED            ENDED             YEAR ENDED        YEAR ENDED
                                                   MAY 31,             MAY 31,             JUNE 30,          JUNE 30,
                                                     1999                1998                1997              1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 14.20             $ 15.12             $ 20.28           $ 16.35
   -------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.28)              (0.23)              (0.24)            (0.23)
     Net Realized and Unrealized Gains (Losses)
       from Investments                               1.06                2.42                1.21              4.82
   -------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.78                2.19                0.97              4.59
   -------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (1.84)              (3.11)              (6.13)            (0.66)
     In Excess of Net Realized Gains                    --                  --                  --                --
   -------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (1.84)              (3.11)              (6.13)            (0.66)
   -------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 13.14             $ 14.20             $ 15.12           $ 20.28
   -------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          7.19%              16.27%(b)            4.94%            28.59%
   -------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $16,629             $23,780             $21,994           $15,840
     Ratio of Expenses to Average Net Assets          2.32%               2.30%(c)            2.31%             2.29%
     Ratio of Expenses to Average Net Assets*           (e)                 (e)                 (e)               (e)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.75)%             (1.77)%(c)          (1.80)%           (1.70)%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                              (e)                 (e)                 (e)               (e)
     Portfolio Turnover (c)                         100.19%              38.41%              38.47%            49.27%

                                                           INVESTOR B

                                                  YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                     1995            1994(A)
   NET ASSET VALUE, BEGINNING OF PERIOD             $14.63            $16.66
   --------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.11)            (0.05)
     Net Realized and Unrealized Gains (Losses)
       from Investments                               3.30             (1.98)
   --------------------------------------------------------------------------------------
       Total from Investment Activities               3.19             (2.03)
   --------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Realized Gains                              (0.48)               --
     In Excess of Net Realized Gains                 (0.99)               --
   --------------------------------------------------------------------------------------
       Total Distributions                           (1.47)               --
   --------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $16.35            $14.63
   --------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         23.88%           (12.18)%(b)
   --------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $6,073            $1,616
     Ratio of Expenses to Average Net Assets          2.29%             2.30%(c)
     Ratio of Expenses to Average Net Assets*         2.54%             2.56%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.61)%           (1.57)%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets*                           (1.87)%           (1.83)%(c)
     Portfolio Turnover (c)                          46.39%            70.87%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

LARGE CAPITALIZATION FUND


                                                                               INVESTOR A
                                                                    ELEVEN MONTHS                          DECEMBER 28,
                                                  YEAR ENDED            ENDED            YEAR ENDED          1995 TO
                                                   MAY 31,             MAY 31,            JUNE 30,           JUNE 30,
                                                     1999               1998                1997             1996(a)
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 16.19             $ 14.44            $ 11.23             $10.00
   --------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.11)              (0.06)                --               0.03
     Net Realized and Unrealized Gains (Losses)
       from Investments                               3.89                3.51               3.30               1.23
   --------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               3.78                3.45               3.30               1.26
   --------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                              --                  --              (0.01)             (0.03)
     Net Realized Gains                              (0.30)              (1.67)             (0.08)                --
     Tax Return of Capital                              --               (0.03)                --                 --
   --------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.30)              (1.70)             (0.09)             (0.03)
   --------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 19.67             $ 16.19            $ 14.44             $11.23
   --------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         23.42%              25.95%(b)          29.52%              8.99%(b)
   --------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $24,513             $21,628            $12,260             $1,657
     Ratio of Expenses to Average Net Assets          1.35%               1.35%(c)           1.37%              1.40%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (0.59)%             (0.45)%(c)         (0.14)%             0.31%(c)
     Ratio of Expenses to Average Net Assets*           (d)                 (d)                (d)              2.62%(c)
     Portfolio Turnover (e)                          50.51%              24.74%             48.44%              0.86%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.

   (b) Not annualized.

   (c) Annualized.

   (d) No fees were waived during this period.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

LARGE CAPITALIZATION FUND


                                                                               INVESTOR B
                                                                    ELEVEN MONTHS                          DECEMBER 28,
                                                  YEAR ENDED            ENDED            YEAR ENDED          1995 TO
                                                   MAY 31,             MAY 31,            JUNE 30,           JUNE 30,
                                                     1999               1998                1997             1996(a)
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.95             $ 14.34             $11.22             $10.00
   --------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                    (0.23)              (0.12)             (0.05)              0.01
     Net Realized and Unrealized Gains (Losses)
       from Investments                               3.79                3.43               3.25               1.23
   --------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               3.56                3.31               3.20               1.24
   --------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                              --                  --                 --              (0.02)
     Net Realized Gains                              (0.30)              (1.67)             (0.08)                --
     Tax Return of Capital                              --               (0.03)                --                 --
   --------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.30)              (1.70)             (0.08)             (0.02)
   --------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 19.21             $ 15.95             $14.34             $11.22
   --------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         22.38%              25.12%(b)          28.62%              8.77%(b)
   --------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $14,128             $10,169             $4,130             $  832
     Ratio of Expenses to Average Net Assets          2.11%               2.09%(c)           2.12%              1.78%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                            (1.34)%             (1.21)%(c)         (0.88)%            (0.32)%(c)
     Ratio of Expenses to Average Net Assets*           (d)                 (d)                (d)              4.07%(c)
     Portfolio Turnover (e)                          50.51%              24.74%             48.44%              0.86%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.

   (b) Not annualized.

   (c) Annualized.

   (d) No fees were waived during this period.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

EQUITY INCOME FUND

                                                                                 INVESTOR A
                                                                    ELEVEN MONTHS
                                                  YEAR ENDED            ENDED            YEAR ENDED        YEAR ENDED
                                                   MAY 31,             MAY 31,            JUNE 30,          JUNE 30,
                                                     1999               1998                1997              1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 18.78            $  19.20            $ 17.31           $ 14.49
   ------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.22                0.25               0.29              0.30
     Net Realized and Unrealized Gains (Losses)
       from Investments                               1.76                2.72               3.57              3.27
   ------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               1.98                2.97               3.86              3.57
   ------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.22)              (0.21)             (0.28)            (0.30)
     In Excess of Net Investment Income                 --                  --                 --                --
     Net Realized Gains                              (2.24)              (3.18)             (1.69)            (0.45)
     In Excess of Net Realized Gains                    --                  --                 --                --
   ------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2.46)              (3.39)             (1.97)            (0.75)
   ------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 18.30            $  18.78            $ 19.20           $ 17.31
   ------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         12.06%              17.08%(a)          23.81%            25.05%
   ------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $82,733            $104,503            $99,423           $82,396
     Ratio of Expenses to Average Net Assets          1.59%               1.58%(b)           1.58%             1.57%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             1.23%               1.39%(b)           1.62%             1.86%
     Ratio of Expenses to Average Net Assets*           (d)                 (d)                (d)               (d)
     Portfolio Turnover (c)                          51.09%              18.62%             20.14%            40.75%

                                                           INVESTOR A

                                                  YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                     1995              1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 13.50           $ 14.69
   ------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.36              0.37
     Net Realized and Unrealized Gains (Losses)
       from Investments                               1.00             (0.56)
   ------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               1.36             (0.19)
   ------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.36)            (0.37)
     In Excess of Net Investment Income              (0.01)               --
     Net Realized Gains                                 --             (0.24)
     In Excess of Net Realized Gains                    --             (0.39)
   ------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.37)            (1.00)
   ------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 14.49           $ 13.50
   ------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         10.32%            (1.63)%
   ------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $71,063           $76,108
     Ratio of Expenses to Average Net Assets          1.54%             1.40%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             2.65%             2.56%
     Ratio of Expenses to Average Net Assets*         1.57%             1.55%
     Portfolio Turnover (c)                          77.70%            69.35%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


   (d) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

EQUITY INCOME FUND

                                                                                 INVESTOR B
                                                                    ELEVEN MONTHS
                                                  YEAR ENDED            ENDED            YEAR ENDED        YEAR ENDED
                                                   MAY 31,             MAY 31,            JUNE 30,          JUNE 30,
                                                     1999               1998                1997              1996
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 18.68             $ 19.14            $ 17.27           $ 14.47
   ------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.09                0.11               0.16              0.19
     Net Realized and Unrealized Gains (Losses)
       from Investments                               1.75                2.71               3.57              3.25
   ------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               1.84                2.82               3.73              3.44
   ------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.13)              (0.10)             (0.17)            (0.19)
     In Excess of Net Investment Income                 --                  --                 --                --
     Net Realized Gains                              (2.24)              (3.18)             (1.69)            (0.45)
     In Excess of Net Realized Gains                    --                  --                 --                --
   ------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (2.37)              (3.28)             (1.86)            (0.64)
   ------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 18.15             $ 18.68            $ 19.14           $ 17.27
   ------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                         11.22%              16.28%(b)          22.96%            24.11%
   ------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $22,456             $27,767            $21,038           $12,590
     Ratio of Expenses to Average Net Assets          2.34%               2.33%(c)           2.33%             2.32%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             0.48%               0.64%(c)           0.88%             1.11%
     Ratio of Expenses to Average Net Assets*           (e)                 (e)                (e)               (e)
     Portfolio Turnover (d)                          51.09%              18.62%             20.14%            40.75%

                                                           INVESTOR B

                                                  YEAR ENDED        YEAR ENDED
                                                   JUNE 30,          JUNE 30,
                                                     1995            1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $13.49            $14.92
   ------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.26              0.13
     Net Realized and Unrealized Gains (Losses)
       from Investments                               0.99             (1.43)
   ------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               1.25             (1.30)
   ------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.26)            (0.13)
     In Excess of Net Investment Income              (0.01)               --
     Net Realized Gains                                 --                --
     In Excess of Net Realized Gains                    --                --
   ------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.27)            (0.13)
   ------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $14.47            $13.49
   ------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          9.41%            (8.76)%(b)
   ------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $7,131            $3,836
     Ratio of Expenses to Average Net Assets          2.32%             2.33%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             1.86%             1.87%(c)
     Ratio of Expenses to Average Net Assets*         2.57%             2.59%(c)
     Portfolio Turnover (d)                          77.70%            69.35%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (e) No fees were waived during this period.

   FINANCIAL HIGHLIGHTS

-

BALANCED ALLOCATION FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 13.82        $ 13.00       $ 13.37      $ 12.19      $ 10.67      $ 11.09
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.27           0.29          0.32         0.32         0.28         0.26
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        0.07           1.21          1.12         1.74         1.69        (0.43)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.34           1.50          1.44         2.06         1.97        (0.17)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.27)         (0.32)        (0.33)       (0.31)       (0.29)       (0.25)
     Net Realized Gains                              (0.37)         (0.36)        (1.48)       (0.57)       (0.01)          --
     In Excess of Net Realized Gains                    --             --            --           --        (0.15)          --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.64)         (0.68)        (1.81)       (0.88)       (0.45)       (0.25)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 13.52        $ 13.82       $ 13.00      $ 13.37      $ 12.19      $ 10.67
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          2.47%         11.87%(a)     11.61%       17.51%       18.96%       (1.63)%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $15,760        $19,404       $18,826      $17,097      $12,849      $11,901
     Ratio of Expenses to Average Net Assets          1.36%          1.36%(b)      1.36%        1.41%        1.47%        1.18%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             2.05%          2.32%(b)      2.47%        2.37%        2.54%        2.38%
     Ratio of Expenses to Average Net Assets*         1.61%          1.62%(b)      1.61%        1.66%        1.78%        1.63%
     Portfolio Turnover (c)                         158.56%        117.80%       425.05%      437.90%      250.66%      192.39%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

BALANCED ALLOCATION FUND

                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $13.81        $13.00         $13.36       $12.18       $10.67       $11.71
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.18          0.19           0.21         0.23         0.20         0.10
     Net Realized and Unrealized Gains (Losses)
       from Investments and Foreign Currencies        0.07          1.21           1.13         1.74         1.67        (1.05)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.25          1.40           1.34         1.97         1.87        (0.95)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.17)        (0.23)         (0.22)       (0.22)       (0.20)       (0.09)
     Net Realized Gains                              (0.37)        (0.36)         (1.48)       (0.57)       (0.06)          --
     In Excess of Net Realized Gains                    --            --             --           --        (0.10)          --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.54)        (0.59)         (1.70)       (0.79)       (0.36)       (0.09)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $13.52        $13.81         $13.00       $13.36       $12.18       $10.67
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          1.72%        11.05%(b)      10.82%       16.71%       17.96%       (8.16)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $5,723        $7,988         $6,299       $4,278       $1,291       $  744
     Ratio of Expenses to Average Net Assets          2.11%         2.11%(c)       2.11%        2.16%        2.25%        2.05%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             1.30%         1.57%(c)       1.73%        1.64%        1.74%        1.94%(c)
     Ratio of Expenses to Average Net Assets*         2.36%         2.37%(c)       2.36%        2.45%        2.77%        2.61%(c)
     Portfolio Turnover (d)                         158.56%       117.80%        425.05%      437.90%      250.66%      192.39%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

BOND FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.99        $  9.68       $  9.51      $   9.67     $   9.30     $ 10.54
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.52           0.52          0.56          0.57         0.58        0.59
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.28)          0.32          0.17         (0.16)        0.38       (0.72)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.24           0.84          0.73          0.41         0.96       (0.13)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.53)         (0.53)        (0.56)        (0.57)       (0.58)      (0.57)
     Net Realized Gains                              (0.02)            --            --            --           --          --
     In Excess of Net Realized Gains                    --             --            --            --        (0.01)      (0.54)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.55)         (0.53)        (0.56)        (0.57)       (0.59)      (1.11)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.68        $  9.99       $  9.68      $   9.51     $   9.67     $  9.30
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          2.55%           8.83%(a)     7.92%         4.27%       10.85%      (1.62)%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $11,916        $16,669       $19,760      $ 20,175     $ 17,572     $18,391
     Ratio of Expenses to Average Net Assets          1.19%          1.19%(b)      1.19%         1.19%        1.24%       0.98%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             5.29%          5.81%(b)      5.88%         5.71%        6.32%       5.86%
     Ratio of Expenses to Average Net Assets*         1.28%          1.28%(b)      1.28%         1.28%        1.39%       1.27%
     Portfolio Turnover (c)                         268.66%        545.68%       827.00%     1,189.27%    1,010.64%     893.27%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

BOND FUND


                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $10.00        $ 9.69         $ 9.51      $   9.68     $   9.26      $ 9.95
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.46          0.46           0.50          0.50         0.52        0.22
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.29)         0.32           0.16         (0.17)        0.42       (0.70)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.17          0.78           0.66          0.33         0.94       (0.48)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.46)        (0.47)         (0.48)        (0.50)       (0.52)      (0.21)
     Net Realized Gains                              (0.02)           --             --            --           --          --
     In Excess of Net Realized Gains                    --            --             --            --           --          --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.48)        (0.47)         (0.48)        (0.50)       (0.52)      (0.21)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $ 9.69        $10.00         $ 9.69      $   9.51     $   9.68      $ 9.26
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          1.66%         8.18%(b)       7.09%         3.46%       10.62%      (4.84)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $4,548        $6,423         $5,967      $  4,426     $  1,330      $  485
     Ratio of Expenses to Average Net Assets          1.94%         1.94%(c)       1.94%         1.94%        2.03%       1.89%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             4.53%         5.07%(c)       5.15%         4.97%        5.54%       5.34%(c)
     Ratio of Expenses to Average Net Assets*         2.03%         2.03%(c)       2.03%         2.03%        2.39%       2.29%(c)
     Portfolio Turnover (d)                         268.66%       545.68%        827.00%     1,189.27%    1,010.64%     893.27%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.88        $  9.73       $   9.70     $  9.93      $  9.62      $ 10.53
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.48           0.49           0.52        0.60         0.50         0.59
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.11)          0.16           0.04       (0.25)        0.31        (0.66)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.37           0.65           0.56        0.35         0.81        (0.07)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.48)         (0.49)         (0.53)      (0.58)       (0.50)       (0.59)
     Tax Return of Capital                              --          (0.01)            --          --           --           --
     In Excess of Net Realized Gains                    --             --             --          --           --        (0.25)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.48)         (0.50)         (0.53)      (0.58)       (0.50)       (0.84)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.77        $  9.88       $   9.73     $  9.70      $  9.93      $  9.62
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          3.83%          6.78%(a)       5.91%       3.69%        8.69%       (0.90)%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $10,244        $14,461       $ 18,552     $22,954      $27,521      $36,106
     Ratio of Expenses to Average Net Assets          1.24%          1.22%(b)       1.23%       1.21%        1.25%        1.00%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             4.81%          5.42%(b)       5.41%       5.51%        5.22%        5.80%
     Ratio of Expenses to Average Net Assets*         1.33%          1.31%(b)       1.32%       1.30%        1.41%        1.29%
     Portfolio Turnover (c)                          53.07%        774.28%      1,516.78%     916.39%      549.13%      546.06%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND


                                                                             INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $ 9.85        $ 9.71        $   9.67      $ 9.89      $  9.60      $ 10.14
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.40          0.43            0.45        0.53         0.43         0.21
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.11)         0.15            0.03       (0.24)        0.30        (0.54)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.29          0.58            0.48        0.29         0.73        (0.33)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.40)        (0.43)          (0.44)      (0.51)       (0.44)       (0.21)
     Tax Return of Capital                              --         (0.01)             --          --           --           --
     In Excess of Net Realized Gains                    --            --              --          --           --           --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.40)        (0.44)          (0.44)      (0.51)       (0.44)       (0.21)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $ 9.74        $ 9.85        $   9.71      $ 9.67      $  9.89      $  9.60
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          2.96%         6.07%(b)        5.09%       2.93%        7.84%       (3.31)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $1,255        $1,852        $  1,972      $1,843      $   977      $   531
     Ratio of Expenses to Average Net Assets          1.99%         1.97%(c)        1.98%       1.96%        2.06%        1.92%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             4.05%         4.67%(c)        4.67%       4.78%        4.41%        4.80%(c)
     Ratio of Expenses to Average Net Assets*         2.08%         2.06%(c)        2.07%       2.05%        2.42%        2.32%(c)
     Portfolio Turnover (d)                          53.07%       774.28%       1,516.78%     916.39%      549.13%      546.06%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

U.S. GOVERNMENT INCOME FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.27        $  9.15       $  9.25      $  9.42      $  9.41      $ 10.04
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.55           0.61          0.70         0.73         0.75         0.74
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.14)          0.08         (0.10)       (0.17)          --        (0.64)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.41           0.69          0.60         0.56         0.75         0.10
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.55)         (0.53)        (0.59)       (0.65)       (0.66)       (0.72)
     Tax Return of Capital                              --          (0.04)        (0.11)       (0.08)       (0.08)       (0.01)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.55)         (0.57)        (0.70)       (0.73)       (0.74)       (0.73)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.13        $  9.27       $  9.15      $  9.25      $  9.42      $  9.41
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          4.46%          7.80%(a)      6.86%        5.97%        8.46%        0.94%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $38,190        $54,710       $58,589      $52,250      $50,931      $54,027
     Ratio of Expenses to Average Net Assets          1.00%          1.00%(b)      1.02%        1.01%        1.04%        0.82%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             5.92%          7.20%(b)      7.64%        7.70%        8.03%        7.42%
     Ratio of Expenses to Average Net Assets*         1.34%          1.34%(b)      1.36%        1.35%        1.44%        1.36
     Portfolio Turnover (c)                          52.60%        278.94%       499.53%      348.01%      114.71%      102.24%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

U.S. GOVERNMENT INCOME FUND


                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.24        $  9.13       $  9.21      $  9.39      $  9.38      $  9.88
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.47           0.55          0.63         0.66         0.68         0.28
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.13)          0.07         (0.09)       (0.18)        0.01        (0.50)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.34           0.62          0.54         0.48         0.69        (0.22)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.47)         (0.47)        (0.52)       (0.59)       (0.61)       (0.27)
     Tax Return of Capital                              --          (0.04)        (0.10)       (0.07)       (0.07)       (0.01)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.47)         (0.51)        (0.62)       (0.66)       (0.68)       (0.28)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.11        $  9.24       $  9.13      $  9.21      $  9.39      $  9.38
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales And
         Redemption Charges)                          3.76%          6.98%(b)      6.06%        5.22%        7.71%       (2.26)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $16,373        $23,739       $23,448      $19,556      $ 8,478      $ 2,787
     Ratio of Expenses to Average Net Assets          1.75%          1.75%(c)      1.77%        1.76%        1.83%        1.77%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             5.15%          6.45%(c)      6.89%        6.92%        7.28%        6.72%(c)
     Ratio of Expenses to Average Net Assets*         2.09%          2.09%(c)      2.11%        2.10%        2.44%        2.42%(c)
     Portfolio Turnover (d)                          52.60%        278.94%       499.53%      348.01%      114.71%      102.24%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

LIMITED MATURITY BOND FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.50        $  9.49       $  9.48      $  9.71      $  9.57      $ 10.18
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.53           0.47          0.55         0.62         0.56         0.62
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.08)          0.01          0.01        (0.21)        0.13        (0.58)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.45           0.48          0.56         0.41         0.69         0.04
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.53)         (0.47)        (0.55)       (0.62)       (0.55)       (0.61)
     Net Realized Gains                                 --             --            --        (0.01)          --           --
     In Excess of Net Realized Gains                    --             --            --           --           --        (0.04)
     Tax Return of Capital                              --             --            --        (0.01)          --           --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.53)         (0.47)        (0.55)       (0.64)       (0.55)       (0.65)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.42        $  9.50       $  9.49      $  9.48      $  9.71      $  9.57
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          4.84%          5.23%(a)      6.11%        4.37%        7.53%        0.32%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $24,246        $41,571       $27,381      $14,390      $18,930      $24,907
     Ratio of Expenses to Average Net Assets          1.08%          1.07%(b)      1.11%        1.09%        1.05%        0.86%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             5.55%          5.37%(a)      5.76%        6.09%        5.89%        6.22%
     Ratio of Expenses to Average Net Assets*         1.32%          1.31%(a)      1.35%        1.33%        1.36%        1.30%
     Portfolio Turnover (c)                         126.98%        225.88%       607.84%      618.60%      397.97%      353.28%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

LIMITED MATURITY BOND FUND


                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD            $  9.50        $  9.49       $  9.46      $  9.70      $  9.56      $  9.99
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.46           0.40          0.48         0.55         0.49         0.23
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.08)          0.02          0.02        (0.22)        0.12        (0.44)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.38           0.42          0.50         0.33         0.61        (0.21)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.46)         (0.41)        (0.47)       (0.55)       (0.47)       (0.22)
     Net Realized Gains                                 --             --            --           --           --           --
     In Excess of Net Realized Gains                    --             --            --           --           --           --
     Tax Return of Capital                              --             --            --        (0.02)          --           --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.46)         (0.41)        (0.47)       (0.57)       (0.47)       (0.22)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $  9.42        $  9.50       $  9.49      $  9.46      $  9.70      $  9.56
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales And
         Redemption Charges)                          4.03%          4.50%(b)      5.39%        3.43%        6.68%       (2.09)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $   826        $ 1,553       $ 1,492      $ 1,547      $   892      $   629
     Ratio of Expenses to Average Net Assets          1.83%          1.82%(c)      1.86%        1.84%        1.85%        1.78%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             4.81%          4.63%(c)      5.02%        5.35%        5.14%        5.36%(c)
     Ratio of Expenses to Average Net Assets*         2.07%          2.06%(c)      2.10%        2.08%        2.36%        2.33%(c)
     Portfolio Turnover (d)                         126.98%        225.88%       607.84%      618.60%      397.97%      353.28%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

MICHIGAN MUNICIPAL BOND FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.06        $ 10.89       $ 10.76      $ 10.75      $ 10.53      $ 10.97
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.44           0.42          0.49         0.47         0.48         0.47
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.08)          0.23          0.14         0.04         0.23        (0.36)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.36           0.65          0.63         0.51         0.71         0.11
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.44)         (0.45)        (0.46)       (0.47)       (0.48)       (0.45)
     Net Realized Gains                              (0.07)         (0.03)        (0.04)       (0.03)       (0.01)       (0.01)
     In Excess of Net Realized Gains                    --             --            --           --           --        (0.09)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.51)         (0.48)        (0.50)       (0.50)       (0.49)       (0.55)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                  $ 10.91        $ 11.06       $ 10.89      $ 10.76      $ 10.75      $ 10.53
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          3.38%          5.96%(a)      5.89%        4.87%        6.99%        0.92%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)             $28,305        $38,536       $38,302      $36,681      $37,874      $42,204
     Ratio of Expenses to Average Net Assets          1.01%          0.99%(b)      1.01%        1.02%        1.00%        0.85%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             3.96%          4.09%(b)      4.48%        4.32%        4.57%        4.25%
     Ratio of Expenses to Average Net Assets*         1.29%          1.28%(b)      1.30%        1.31%        1.32%        1.29%
     Portfolio Turnover (c)                           6.52%         26.24%        28.48%       27.66%       26.06%        6.69%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

MICHIGAN MUNICIPAL BOND FUND


                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $11.07        $10.90         $10.76       $10.75       $10.52       $11.09
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.36          0.34           0.41         0.40         0.40         0.16
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.08)         0.23           0.13         0.04         0.24        (0.57)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.28          0.57           0.54         0.44         0.64        (0.41)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.36)        (0.37)         (0.36)       (0.40)       (0.40)       (0.16)
     Net Realized Gains                              (0.07)        (0.03)         (0.04)       (0.03)       (0.01)          --
     In Excess of Net Realized Gains                    --            --             --           --           --           --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.43)        (0.40)         (0.40)       (0.43)       (0.41)       (0.16)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $10.92        $11.07         $10.90       $10.76       $10.75       $10.52
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          2.52%         5.32%(b)       5.05%        4.13%        6.28%       (3.69)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $3,217        $3,983         $3,503       $3,565       $2,270       $1,302
     Ratio of Expenses to Average Net Assets          1.76%         1.74%(c)       1.76%        1.77%        1.78%        1.77%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             3.21%         3.34%(c)       3.73%        3.57%        3.80%        3.51%(c)
     Ratio of Expenses to Average Net Assets*         2.05%         2.03%(c)       2.05%        2.06%        2.32%        2.32%(c)
     Portfolio Turnover (d)                           6.52%        26.24%         28.48%       27.66%       26.06%        6.69%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

NATIONAL TAX EXEMPT BOND FUND (FORMERLY MUNICIPAL BOND FUND)


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD             $10.53        $10.53         $10.43       $10.39      $ 10.29      $ 10.92
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.37          0.35           0.44         0.41         0.41         0.40
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.03)         0.22           0.12         0.03         0.27        (0.31)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.34          0.57           0.56         0.44         0.68         0.09
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.37)        (0.39)         (0.41)       (0.40)       (0.41)       (0.39)
     Net Realized Gains                              (0.12)        (0.18)         (0.05)          --           --        (0.21)
     In Excess of Net Realized Gains                    --            --             --           --        (0.17)       (0.12)
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.49)        (0.57)         (0.46)       (0.40)       (0.58)       (0.72)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $10.38        $10.53         $10.53       $10.43      $ 10.39      $ 10.29
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          3.29%         5.46%(a)       5.47%        4.29%        7.02%        0.71%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $6,886        $9,502         $9,601       $7,835      $11,378      $13,123
     Ratio of Expenses to Average Net Assets          1.02%         1.02%(b)       1.06%        1.05%        1.02%        0.87%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             3.51%         3.64%(b)       4.19%        3.85%        4.00%        3.72%
     Ratio of Expenses to Average Net Assets*         1.31%         1.31%(b)       1.35%        1.34%        1.33%        1.32%
     Portfolio Turnover (c)                           6.67%        85.56%         48.83%       47.46%       35.15%       44.39%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

NATIONAL TAX EXEMPT BOND FUND (FORMERLY MUNICIPAL BOND FUND)


                                                                                    INVESTOR B
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995       1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $10.50        $10.51         $10.39       $10.36       $10.26       $10.76
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income (Loss)                     0.29          0.28           0.36         0.33         0.33         0.13
     Net Realized and Unrealized Gains (Losses)
       from Investments                              (0.02)         0.21           0.13         0.03         0.27        (0.50)
   -----------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities               0.27          0.49           0.49         0.36         0.60        (0.37)
   -----------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS:
     Net Investment Income                           (0.29)        (0.32)         (0.32)       (0.33)       (0.33)       (0.13)
     Net Realized Gains                              (0.12)        (0.18)         (0.05)          --           --           --
     In Excess of Net Realized Gains                    --            --             --           --        (0.17)          --
   -----------------------------------------------------------------------------------------------------------------------------
       Total Distributions                           (0.41)        (0.50)         (0.37)       (0.33)       (0.50)       (0.13)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $10.36        $10.50         $10.51       $10.39       $10.36       $10.26
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return (Excludes Sales and
         Redemption Charges)                          2.53%         4.75%(b)       4.81%        3.48%        6.17%       (3.41)%(b)
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $  491        $  706         $  993       $  735       $  447       $  359
     Ratio of Expenses to Average Net Assets          1.77%         1.77%(c)       1.81%        1.80%        1.80%        1.80%(c)
     Ratio of Net Investment Income (Loss) to
       Average Net Assets                             2.76%         2.89%(c)       3.43%        3.11%        3.22%        2.88%(c)
     Ratio of Expenses to Average Net Assets*         2.06%         2.06%(c)       2.10%        2.09%        2.33%        2.37%(c)
     Portfolio Turnover (d)                           6.67%        85.56%         48.83%       47.46%       35.15%       44.39%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from February 4, 1994 (commencement of offering of Investor B shares) to June 30, 1994.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   FINANCIAL HIGHLIGHTS

-

TAX-FREE FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD             $1.000        $ 1.000       $ 1.000      $ 1.000      $ 1.000      $ 1.000
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                           0.025          0.026         0.028        0.029        0.029        0.018
     DISTRIBUTIONS:
     Net Investment Income                          (0.025)        (0.026)       (0.028)      (0.029)      (0.029)      (0.018)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $1.000        $ 1.000       $ 1.000      $ 1.000      $ 1.000      $ 1.000
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return                                   2.56%          2.66%(a)      2.83%        2.91%        2.90%        1.81%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $  621        $55,106       $47,466      $41,713      $45,102      $48,256
     Ratio of Expenses to Average Net Assets          0.77%          0.76%(b)      0.78%        0.76%        0.74%        0.68%
     Ratio of Net Investment Income to Average
       Net Assets                                     2.71%          2.86%(b)      2.82%        2.89%        2.88%        1.81%
     Ratio of Expenses to Average Net Assets*         0.94%          0.93%(b)      0.95%        0.93%        0.95%        0.93%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

   (a) Not annualized.

   (b) Annualized.

   FINANCIAL HIGHLIGHTS

-

PRIME OBLIGATIONS FUND

                                           YEAR ENDED                ELEVEN MONTHS           YEAR ENDED      YEAR ENDED
                                          MAY 31, 1999             ENDED MAY 31, 1998       JUNE 30, 1997   JUNE 30, 1996
                                     -----------------------   --------------------------   -------------   -------------
                                     INVESTOR A   INVESTOR B   INVESTOR A   INVESTOR B(a)    INVESTOR A      INVESTOR A
                                     ----------   ----------   ----------   -------------   -------------   -------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD                          $ 1.000       $1.000      $  1.000       $1.000         $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACTIVITIES:
      Net Investment Income             0.046        0.037         0.045        0.027            0.048           0.050
      DISTRIBUTIONS:
      Net Investment Income            (0.046)      (0.037)       (0.045)      (0.027)          (0.048)         (0.050)
    ---------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD    $ 1.000       $1.000      $  1.000       $1.000         $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
        Total Return                     4.66%        3.73%         4.63%(b)     2.75%(b)         4.91%           5.07%
    ---------------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTARY DATA:
      Net Assets at End of Period
        (000)                         $14,924       $  764      $217,934       $  387         $195,046        $147,478
      Ratio of Expenses to Average
        Net Assets                       0.76%        1.66%         0.76%(c)     1.66%(c)         0.73%           0.74%
      Ratio of Net Investment
        Income to Average Net
        Assets                           4.76%        3.59%         4.93%(c)     4.01%(c)         4.80%           4.93%
      Ratio of Expenses to Average
        Net Assets*                      0.93%        1.67%         0.93%(c)     1.68%(c)         0.90%           0.91%

                                      YEAR ENDED      YEAR ENDED
                                     JUNE 30, 1995   JUNE 30, 1994
                                     -------------   -------------
                                      INVESTOR A      INVESTOR A
                                     -------------   -------------
    NET ASSET VALUE, BEGINNING OF
      PERIOD                           $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACTIVITIES:
      Net Investment Income               0.047           0.027
      DISTRIBUTIONS:
      Net Investment Income              (0.047)         (0.027)
    ---------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD     $  1.000        $  1.000
    ---------------------------------------------------------------------------------------------------------------------
        Total Return                       4.81%           2.75%
    ---------------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTARY DATA:
      Net Assets at End of Period
        (000)                          $108,565        $105,611
      Ratio of Expenses to Average
        Net Assets                         0.75%           0.74%
      Ratio of Net Investment
        Income to Average Net
        Assets                             4.71%           2.71%
      Ratio of Expenses to Average
        Net Assets*                        0.92%           0.91%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

   (a) For the period September 30, 1997 (commencement of offering Investor B shares) to May 31, 1998.

   (b) Not annualized.

   (c) Annualized.

   FINANCIAL HIGHLIGHTS

-

U.S. GOVERNMENT OBLIGATIONS FUND


                                                                                    INVESTOR A
                                                               ELEVEN MONTHS
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                     1999          1998           1997         1996         1995         1994
   NET ASSET VALUE, BEGINNING OF PERIOD             $1.000       $  1.000       $  1.000     $  1.000     $  1.000     $  1.000
   -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                           0.044          0.044          0.047        0.049        0.047        0.027
     DISTRIBUTIONS:
     Net Investment Income                          (0.044)        (0.044)        (0.047)      (0.049)      (0.047)      (0.027)
   -----------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $1.000       $  1.000       $  1.000     $  1.000     $  1.000     $  1.000
   -----------------------------------------------------------------------------------------------------------------------------
       Total Return                                   4.53%          4.53%(a)       4.79%        4.99%        4.76%        2.69%
   -----------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $2,032       $169,210       $212,082     $186,944     $169,179     $172,482
     Ratio of Expenses to Average Net Assets          0.75%          0.76%(b)       0.74%        0.74%        0.77%        0.77%
   Ratio of Net Investment Income to Average Net
     Assets                                           4.75%          4.83%(b)       4.69%        4.88%        4.62%        2.64%
   Ratio of Expenses to Average Net Assets*           0.92%          0.93%(b)       0.91%        0.91%        0.94%        0.94%



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


   (a) Not annualized.

   (b) Annualized.

   FINANCIAL HIGHLIGHTS

-

TREASURY FUND


                                                                                     INVESTOR A
                                                               ELEVEN MONTHS                                          DECEMBER 1,
                                                  YEAR ENDED       ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED     1993 TO
                                                   MAY 31,        MAY 31,       JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,
                                                     1999          1998           1997         1996         1995        1994(a)
   NET ASSET VALUE, BEGINNING OF PERIOD             $1.000       $  1.000       $  1.000     $  1.000     $  1.000      $ 1.000
   -------------------------------------------------------------------------------------------------------------------------------
     INVESTMENT ACTIVITIES:
     Net Investment Income                           0.044          0.045          0.047        0.049        0.047        0.016
     DISTRIBUTIONS:
     Net Investment Income                          (0.044)        (0.045)        (0.047)      (0.049)      (0.047)      (0.016)
   -------------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE, END OF PERIOD                   $1.000       $  1.000       $  1.000     $  1.000     $  1.000      $ 1.000
   -------------------------------------------------------------------------------------------------------------------------------
       Total Return                                   4.51%          4.61%(b)       4.82%        5.04%        4.81%        1.66%(b)
   -------------------------------------------------------------------------------------------------------------------------------
   RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)              $9,161       $240,208       $176,006     $158,723     $105,391      $56,535
     Ratio of Expenses to Average Net Assets          0.67%          0.67%(c)       0.67%        0.70%        0.75%        0.64%(c)
     Ratio of Net Investment Income to Average
       Net Assets                                     4.77%          4.90%(c)       4.72%        4.87%        4.82%        2.84%(c)
     Ratio of Expenses to Average Net Assets*         0.91%          0.92%(c)       0.92%        0.95%        1.04%        0.99%(c)



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.


   (a) Period from commencement of operations.

   (b) Not annualized.

   (c) Annualized.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of Annual/Semi-Annual Reports and the SAI, of the Parkstone Group of Funds, or request other information and discuss your questions about the Funds by contacting a Broker or Bank that sells the Funds, or contact the Fund at:

                          The Parkstone Group of Funds
                                 P.O. Box 8590
                        Boston, Massachusetts 02266-8590
                           Telephone: 1-800-451-8377

You can review information about the Funds and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington D.C. You can get copies:

   o For a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission in Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   o   Free from the Commission's Website at http://www.sec.gov

Investment Company Act file no. 811-5105.

                                                                       PARKSTONE
                                                                           FUNDS


PAR-F-009-0100                                                              9/99

PARKSTONE FUNDS

Board of Trustees

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.

Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
President
Executive Vice President,
  National City Corporation
Chairman, President and
  Chief Executive
  Officer, NatCity
  Investments, Inc.

LEIGH CARTER
Retired President and

  Chief Operating Officer,

  B.F. Goodrich Company
Director:

Kirtland Capital Corporation

Morrison Products

TruSeal Technologies


JOHN F. DURKOTT
President and Chief
  Operating Officer,
  Kittle's Home Furnishings
  Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
  and Chief Executive Officer,
  Centerior Energy


RICHARD W. FURST, DEAN


Garvice D. Kincaid Professor of


  Finance and Dean,

  Carol Martin Gatton College
  of Business and Economics,
  University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
  General Counsel, Eaton
  Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,

  Whayne Supply Company

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